UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07943

Nuveen Multistate Trust III

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark J. Czarniecki

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: November 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Mutual Funds
30 November 2020
Nuveen Municipal
Bond Funds
Fund Name	Class A	Class C	Class C2	Class I
Nuveen Georgia Municipal Bond Fund	FGATX	FGCCX	FGACX	FGARX
Nuveen Louisiana Municipal Bond Fund	FTLAX	FAFLX	FTLCX	FTLRX
Nuveen North Carolina Municipal Bond Fund	FLNCX	FDCCX	FCNCX	FCNRX
As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will not be sent to you by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
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Table
of Contents

Chair’s Letter to Shareholders
Dear Shareholders,
As 2020 draws to a close, the concerns that dominated much of the year are beginning to show signs of easing. COVID-19 vaccines are being administered around the world, with several of the vaccine candidates announcing high efficacy rates during their phase 3 trials. Markets took a generally positive view of Joe Biden winning the Electoral College, with Congress’s final confirmation of the Electoral College vote on January 7, 2021. The U.S. economy has made a significant, although incomplete, turnaround from the depths of a historic recession. In late December, the U.S. government enacted another $900 billion in aid to individuals and businesses, extending some of the programs enacted earlier in the crisis. Ongoing fiscal and monetary stimulus along with widening vaccine distribution have bolstered confidence that a semblance of normalcy can return in 2021.
While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue into the New Year. COVID-19 cases are still alarmingly high in some regions, and the renewed restrictions on social and business activity taken by local and, in some cases, national authorities will undoubtedly hinder the economy’s momentum. The pandemic’s course can still be unpredictable. The timeline of vaccine rollouts depends on many variables, public confidence can shift and real-world efficacy remains to be seen. Additionally, after Democrats won both of Georgia’s Senate run-off elections, which provided them with a democratic majority (the Democratic Vice President-elect casts the tie breaking vote in a 50/50 split Senate), this changing political landscape may cause investment outlooks to shift. Nevertheless, short-term market fluctuations can provide opportunities to invest in new ideas as well as upgrade existing positioning, within our goal of providing long-term value for our shareholders.
The New Year can be an opportune time to assess your portfolio’s resilience and readiness for what may come next. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
January 21, 2021

Portfolio Managers' Comments
Nuveen Georgia Municipal Bond Fund
Nuveen Louisiana Municipal Bond Fund
Nuveen North Carolina Municipal Bond Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Portfolio managers Daniel J. Close, CFA, and Steven M. Hlavin review key investment strategies and the Funds’ performance during the six-month period ended November 30, 2020. Dan has managed the Georgia and North Carolina Funds since 2007 and Steven has managed the Louisiana Fund since 2011.
An Update on COVID-19 Coronavirus and its Impact on the Securities Markets
Renewed COVID-19 coronavirus outbreaks across the U.S. and Europe prompted tightening COVID-19 restrictions at the local and, in some cases, national levels during the fall of 2020, weighing on short-term economic indicators. Additionally, certain government programs supporting businesses and workers are expiring with little clarity on extensions or replacement options. In late December 2020 (subsequent to the close of this reporting period), the U.S. government approved a $900 billion relief package. In November 2020, three vaccine trials announced successful results, paving the way for selective distribution at year end 2020 and inoculation of the wider public during 2021.
Markets rallied on optimism for normalization in daily life and in the economy, furthering the recovery from the March 2020 sell-off. Although the detection of the virus in China was made public in December 2019, markets did not start to fully acknowledge the risks and potential economic impact until the latter portion of February 2020, when outbreaks outside of China were first reported. Global stock markets sold off severely, with the S&P 500® index reaching a bear market (a 20% drop from the previous high) within three weeks, the fastest bear market decline in history. Even certain parts of the bond market suffered; below investment grade municipal and corporate bonds generally dropped the furthest, mostly out of concerns for the continued financial stability of lower quality issuers. Demand for safe-haven assets, along with mounting recession fears, drove the yield on the 10-year U.S. Treasury note to 0.5% in March 2020, an all-time low. Additionally, oil prices collapsed to an 18-year low on supply glut concerns, as shutdowns across the global economy sharply reduced oil demand, although oil prices have recovered to well above those lows.
While most markets have recovered most of their losses, volatility will likely remain elevated until the health crisis itself is under control (via fewer new cases, lower infection rates and/or verified treatments or widespread vaccination). The situation remains fluid, given production and logistical challenges with rolling out the vaccine as well as public trust in it, and new information is incoming daily, compounding the difficulty of modeling outcomes for epidemiologists and economists alike.
Nuveen Fund Advisors, LLC, and our portfolio management teams are monitoring the situation carefully and continuously refining our views and approaches to managing the Funds to best pursue investment objectives while mitigating risks through all market environments.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody's) or Fitch, Inc (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national ratings agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers' Comments (continued)
How did the Funds perform during the six-month reporting period ended November 30, 2020?
The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for each share class of the Fund for the period ended November 30, 2020. Each Fund’s Class A Shares at net asset value (NAV) are compared with the performance of its corresponding benchmark and Lipper classification average.
During the reporting period, the Class A Shares at NAV of the Georgia and Louisiana Funds outperformed the S&P Municipal Bond Index, while the North Carolina Fund lagged the S&P Municipal Bond Index. All three Funds outperformed their Lipper classification average to varying extents.
What strategies were used to manage the Funds during the reporting period, and how did these strategies influence performance during the six-month reporting period ended November 30, 2020?
Each Fund’s investment objective is to provide as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.
Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.
Nuveen Georgia Municipal Bond Fund
The Class A Shares of the Nuveen Georgia Municipal Bond Fund outperformed the S&P Municipal Bond Index for the six-month reporting period ended November 30, 2020.
Individual security selection led outperformance, driven by holdings in tender option bonds (TOBs). These longer dated floating rate securities generally outperformed as interest rates declined during the reporting period. The Fund also benefited disproportionately from its other longer duration holdings that also carried lower investment grade credit ratings, as bonds with these characteristics generally were in favor this reporting period. Also, to a lesser extent, security selection among higher rated securities helped since such bonds in the portfolio outpaced similarly rated bonds in the index.
Another positive performance contribution came from duration (interest rate) positioning. Most notably, an underweighting in bonds with effective durations of four years and shorter helped relative performance, as these securities lagged longer-term alternatives as interest rates declined.
The Fund modestly benefited from favorable credit quality positioning, due primarily to an underweight in AAA rated securities. Securities with this top credit rating lagged as credit spreads tightened, meaning that investors were increasingly optimistic about investing in lower rated, riskier debt. The Fund’s modest overweight in securities with lower investment grade credit ratings (A and BBB) also added value, as bonds in these rating tiers were bolstered by credit spread tightening.
Sector positioning slightly detracted from relative results, partly due to the Fund’s underweighting in transportation bonds issued outside Georgia and included in the benchmark. Out-of-state bonds issued by large metropolitan transportation authorities performed particularly well this reporting period and the Fund’s lack of exposure to them was a detractor. Somewhat offsetting that factor, however, was the Fund’s overweight in health care bonds. These were among the municipal bond market’s best performers, given improving sentiment about hospitals and other health care entities and investors’ search for yield.
Throughout the reporting period, the Fund received significant new investments from shareholders and proceeds from bond calls and maturities. To keep the Fund fully invested, management actively used these proceeds to buy Georgia bonds across various sectors, including the higher education, local tax appropriation and local general obligation (GO), utilities, and water/sewer areas.
Purchases occurred in the primary municipal bond market and were of bonds with intermediate and long durations and relatively high credit ratings. Most portfolio additions offered coupons in the 4-5% range, which management viewed as offering yield advantages relative to similarly structured debt with lower coupons.

Nuveen Louisiana Municipal Bond Fund
The Class A Shares of the Nuveen Louisiana Municipal Bond Fund outperformed the S&P Municipal Bond Index for the six-month reporting period ended November 30, 2020.
Both the Fund and the index experienced strong performance during the reporting period, as the municipal bond market bounced back from a sharp downturn earlier in 2020. This recovery trend was especially pronounced among weaker quality bonds, which had previously fallen the most.
The Louisiana municipal bond market as compared to many other states, features a high percentage of lower rated debt, which helped drive the Fund’s strong absolute return. It also had a meaningfully positive effect on the Fund’s relative performance, as an overweight in lower rated bond categories (especially BBB rated bonds) and corresponding underweight in higher quality issues (especially AA rated bonds) contributed to results.
The Fund also benefited from maintaining a duration (level of interest rate sensitivity) slightly longer than that of the index. Given the decline in municipal interest rates investors encountered during the reporting period, the Fund’s increased duration allowed it to benefit to a greater degree.
Sector positioning and individual credit selection were notable contributors to the Fund’s outperformance of the index. Relative overweightings in sector exposure in four key sectors characterized by substantial lower rated issuance contributed positively. These sectors included sales-tax, hospital, industrial development revenue and tobacco bonds.
The Fund's individual security exposure benefited from holding bonds issued under the Gulf of Mexico Energy Security Act, known as GOMESA bonds. The GOMESA legislation created a revenue sharing model for oil and gas producing states in the Gulf region, including Louisiana. In recent years, investors have seen an increase in issuance of GOMESA bonds from parishes throughout the state, securitizing their future allocation to GOMESA revenues. These bonds were poor performers earlier in 2020, when concern about the global economy contributed to a sharply falling price of oil. During the reporting period, however, as the price of oil rebounded along with investor optimism about the economy, GOMESA bonds strongly recovered, lifting the Fund’s performance results.
The Fund also benefited from Ohio and New York tobacco securitization bond positions, which were also strong performers. Management favored these out-of-state positions for their higher yields relative to Louisiana tobacco debt, which was of higher quality. The Fund also experienced relative performance from its Archdiocese of New Orleans bonds. This issuer filed for bankruptcy protection in early May 2020, which caused an initial decline in the value of its debt. However, during the reporting period, the bonds bounced back and meaningfully contributed to the Fund’s performance, as investors accepted more credit risk in exchange for higher yields.
In contrast, an overweighting in the higher education sector detracted from the Fund’s relative performance. Louisiana higher education bonds collectively underperformed due to continued uncertain prospects for a recovery in the sector and the potential for ongoing financial difficulties in the state. A partial offset to this negative result, however, was favorable individual bond selection within the category, highlighted by a strong performing position in Tulane University bonds.
The Fund’s exposure to pre-refunded debt posed another performance challenge. These securities’ short maturities and high credit quality meant they would trail in a market environment characterized by investors’ preference for longer maturity, lower rated bonds.
The Fund’s purchase activity remained limited and was relatively quiet during this reporting period. The limited purchase and sale activity reflected constrained supply of attractive investment opportunities in the Louisiana municipal bond market, as well as only modest new shareholder inflows. With the proceeds of these inflows, bond maturities and calls, and the sale of bonds quickly approaching their call dates, management bought bonds across several sectors. These purchases shared attractive credit spreads and the potential to disproportionately benefit from further economic recovery. They also were biased toward bonds with longer maturities and lower credit quality.

Portfolio Managers' Comments (continued)
Notable new purchases made during these six months included bond issues of Tulane University, New Orleans Aviation, LSU Health, New Orleans Sewer, Buckeye Tobacco (Ohio), Puerto Rico sales-tax bonds and Puerto Rico Aqueducts and Sewer Authority bonds (known as COFINAs and PRASAs, respectively). Debt issued by U.S territories may include exemption from most federal, state and local taxes.
Nuveen North Carolina Municipal Bond Fund
The Class A Shares of the Nuveen North Carolina Municipal Bond Fund underperformed the S&P Municipal Bond Index for the six-month reporting period ended November 30, 2020.
Credit quality positioning was a key factor behind the Fund’s relative performance this reporting period. The Fund was underweighted in lower quality investment grade issues (rated A and BBB), and it had a corresponding overweighting in AA rated bonds. This positioning, which partially reflects the high quality nature of the North Carolina municipal marketplace relative to the national index, detracted because lower quality bonds rallied more strongly than their higher quality counterparts, driven by investors’ increased appetite for riskier bonds.
The Fund’s comparatively high quality focus also helps explain how security selection modestly detracted from relative performance. Compared to the index, the Fund’s higher quality securities trailed this reporting period, even as they still generated positive absolute returns. That unfavorable impact, however, was somewhat offset by a helpful exposure to tender option bonds, as these relatively long dated holdings were strong performers as interest rates fell.
Duration (interest rate) positioning bolstered the Fund’s relative performance. The portfolio was overweight in bonds with longer durations (twelve years and more), which, given their heightened interest rate sensitivity, were among the best performing securities across the yield curve this reporting period. A related underweight in shorter duration bonds (zero to four years) also helped, as these less rate sensitive securities lagged on a relative basis.
Another positive performance contribution came from sector positioning, due largely to the Fund’s overweighting in health care and airport bonds. Both sectors outperformed, driven largely by improved investor sentiment toward the groups, as well as their search for yield. However, the Fund was hurt by an overweighting in pre-refunded bonds. Because these higher quality, short duration securities lagged the index, the Fund’s additional exposure to this category detracted from results.
During the reporting period, the Fund experienced substantial shareholder inflows and bond calls and maturities. With these proceeds, management actively purchased bonds to stay invested. Purchases, which were roughly evenly divided between the primary and secondary marketplaces, focused on bonds with intermediate and longer durations, higher credit quality, and coupons in the 4-5% range. Portfolio additions came from a broad range of sectors, including local appropriation and general obligation (GO), state appropriation and state GO, water/sewer, health care, higher education, dedicated tax, and housing.

Risk Considerations and Dividend Information
Risk Considerations
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Funds' use of inverse floaters creates effective leverage. Leverage involves the risk that the Funds could lose more than its original investment and also increases the Funds' exposure to volatility and interest rate risk.
Dividend Information
Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6  –  Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of the Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6  –  Income Tax Information within the Notes to Financial Statements of this report.

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Fund Performance, Expense Ratios and Effective Leverage Ratios
The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund's most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses.
Effective Leverage Ratios
Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of its investment capital. The effective leverage ratio shown for each Fund is the amount of investment exposure created either directly through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. A Fund may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades. Such incidental borrowings, described generally in Notes to Financial Statements, Note 8—Borrowing Arrangements, are excluded from the calculation of a Fund’s effective leverage ratio.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Georgia Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Retuns as of November 30, 2020*
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	3/27/86	3.65%	4.30%	3.15%	4.05%	0.83%
Class A Shares at maximum Offering Price	3/27/86	(0.71)%	(0.06)%	2.28%	3.60%	—
S&P Municipal Bond Index	—	3.12%	4.68%	3.85%	4.40%	—
Lipper Other States Municipal Debt Funds Classification Average	—	2.85%	3.84%	2.98%	3.59%	—
Class C2 Shares	1/04/94	3.39%	3.75%	2.59%	3.48%	1.38%
Class I Shares	2/14/97	3.75%	4.49%	3.34%	4.25%	0.63%

	Total Returns as of November 30, 2020*
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	3.24%	3.47%	2.32%	2.77%	1.63%
*       Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Effective March 1, 2021, Class C and Class C2 Shares will automatically convert to Class A Shares eight years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of November 30, 2020

Effective Leverage Ratio	2.84%

Nuveen Louisiana Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Retuns as of November 30, 2020*
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	9/12/89	3.63%	3.36%	3.28%	4.57%	0.82%
Class A Shares at maximum Offering Price	9/12/89	(0.72)%	(0.99)%	2.40%	4.12%	—
S&P Municipal Bond Index	—	3.12%	4.68%	3.85%	4.40%	—
Lipper Other States Municipal Debt Funds Classification Average	—	2.85%	3.84%	2.98%	3.59%	—
Class C2 Shares	2/02/94	3.43%	2.77%	2.71%	4.00%	1.37%
Class I Shares	2/25/97	3.82%	3.57%	3.49%	4.78%	0.62%

	Total Returns as of November 30, 2020*
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	3.33%	2.53%	2.46%	3.44%	1.62%
*       Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Effective March 1, 2021, Class C and Class C2 Shares will automatically convert to Class A Shares eight years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of November 30, 2020

Effective Leverage Ratio	0.00%

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen North Carolina Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Retuns as of November 30, 2020*
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	3/27/86	2.87%	4.29%	3.35%	4.03%	0.80%
Class A Shares at maximum Offering Price	3/27/86	(1.46)%	(0.11)%	2.47%	3.58%	—
S&P Municipal Bond Index	—	3.12%	4.68%	3.85%	4.40%	—
Lipper Other States Municipal Debt Funds Classification Average	—	2.85%	3.84%	2.98%	3.59%	—
Class C2 Shares	10/04/93	2.60%	3.73%	2.79%	3.46%	1.35%
Class I Shares	2/05/97	2.97%	4.50%	3.55%	4.24%	0.60%

	Total Returns as of November 30, 2020*
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	2.46%	3.46%	2.52%	2.99%	1.60%
*       Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Effective March 1, 2021, Class C and Class C2 Shares will automatically convert to Class A Shares eight years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of November 30, 2020

Effective Leverage Ratio	1.29%

Yields    as of November 30, 2020
Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.
The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at an assumed tax rate. Your actual combined federal and state income tax rates may differ from the assumed rate. Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.
Nuveen Georgia Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.00%	1.29%	1.56%	2.31%
SEC 30-Day Yield	0.69%	(0.07)%	0.15%	0.92%
Taxable-Equivalent Yield (46.6%)[2]	1.29%	(0.13)%	0.28%	1.72%
Nuveen Louisiana Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.67%	2.01%	2.22%	2.99%
SEC 30-Day Yield	1.43%	0.70%	0.92%	1.69%
Taxable-Equivalent Yield (44.4%)[2]	2.56%	1.25%	1.64%	3.02%
Nuveen North Carolina Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	1.88%	1.16%	1.43%	2.16%
SEC 30-Day Yield	0.87%	0.12%	0.35%	1.11%
Taxable-Equivalent Yield (46.1%)[2]	1.61%	0.22%	0.65%	2.06%
1         The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.
2         The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate shown in the respective table above.

Holding Summaries    as of November 30, 2020
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Nuveen Georgia Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	99.4%
Short-Term Municipal Bonds	0.1%
Other Assets Less Liabilities	0.5%
Net Assets	100%

States and Territories (% of total municipal bonds)
Georgia	99.1%
Puerto Rico	0.9%
Total	100%
Portfolio Composition (% of total investments)
Utilities	38.1%
Tax Obligation/Limited	14.1%
Tax Obligation/General	13.5%
Education and Civic Organizations	12.2%
Health Care	9.0%
U.S. Guaranteed	8.0%
Transportation	5.1%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	5.4%
AAA	5.4%
AA	56.3%
A	24.3%
BBB	7.4%
N/R (not rated)	1.2%
Total	100%

Nuveen Louisiana Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	95.8%
Common Stocks	1.2%
Short-Term Municipal Bonds	0.2%
Other Assets Less Liabilities	2.8%
Net Assets	100%

States and Territories (% of total municipal bonds)
Louisiana	81.6%
Guam	5.4%
Puerto Rico	3.6%
Ohio	3.3%
New York	1.3%
Iowa	1.0%
Colorado	0.7%
Virginia	0.6%
Texas	0.5%
Missouri	0.4%
Minnesota	0.3%
Illinois	0.3%
California	0.3%
Virgin Islands	0.2%
Wisconsin	0.2%
Indiana	0.2%
New Jersey	0.1%
Pennsylvania	0.0%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	20.2%
Education and Civic Organizations	18.2%
Utilities	12.2%
Transportation	11.7%
Health Care	10.9%
U.S. Guaranteed	8.6%
Consumer Staples	5.5%
Other	12.7%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	8.6%
AAA	1.3%
AA	29.4%
A	29.2%
BBB	9.8%
BB or Lower	9.4%
N/R (not rated)	11.0%
N/A (not applicable)	1.3%
Total	100%

Holding Summaries    as of November 30, 2020 (continued)
Nuveen North Carolina Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	98.8%
Other Assets Less Liabilities	2.5%
Net Assets Plus Floating Rate Obligations	101.3%
Floating Rate Obligations	(1.3)%
Net Assets	100%

States and Territories (% of total municipal bonds)
North Carolina	97.8%
Puerto Rico	2.2%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	19.8%
Transportation	19.0%
Education and Civic Organizations	17.0%
Health Care	13.2%
Utilities	10.9%
Tax Obligation/General	9.8%
U.S. Guaranteed	8.0%
Other	2.3%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	5.7%
AAA	14.9%
AA	61.6%
A	9.4%
BBB	5.1%
N/R (not rated)	3.3%
Total	100%

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples below do not include the interest and related expenses from inverse floaters that are reflected in the financial statements later within this report, when applicable.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended November 30, 2020.
The beginning of the period is June 1, 2020.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Georgia Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,036.52	$1,032.45	$1,033.85	$1,037.51
Expenses Incurred During the Period	$ 4.19	$ 8.25	$ 6.99	$ 3.17
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.96	$1,016.95	$1,018.20	$1,021.96
Expenses Incurred During the Period	$ 4.15	$ 8.19	$ 6.93	$ 3.14
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.82%, 1.62%, 1.37% and 0.62% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Expense Examples    (continued)
Nuveen Louisiana Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,036.31	$1,033.28	$1,034.35	$1,038.24
Expenses Incurred During the Period	$ 4.08	$ 8.16	$ 6.88	$ 3.07
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.06	$1,017.05	$1,018.30	$1,022.06
Expenses Incurred During the Period	$ 4.05	$ 8.09	$ 6.83	$ 3.04
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.80%, 1.60%, 1.35% and 0.60% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
Nuveen North Carolina Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,028.72	$1,024.60	$1,025.97	$1,029.68
Expenses Incurred During the Period	$ 3.92	$ 7.97	$ 6.70	$ 2.90
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.21	$1,017.20	$1,018.45	$1,022.21
Expenses Incurred During the Period	$ 3.90	$ 7.94	$ 6.68	$ 2.89
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.77%, 1.57%, 1.32% and 0.57% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Georgia Municipal Bond Fund
Portfolio of Investments    November 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 99.4%
	MUNICIPAL BONDS – 99.4%
	Education and Civic Organizations – 12.2%
$ 1,000	Fulton County Development Authority, Georgia, General Revenue Bonds, Spelman College, Refunding Series 2015, 5.000%, 6/01/32	6/25 at 100.00	A1	$1,137,280
2,000	Fulton County Development Authority, Georgia, Revenue Bonds, Robert W Woodruff Arts Center, Inc Project, Refunding Series 2015A, 5.000%, 3/15/36	3/26 at 100.00	A2	2,219,200
2,000	Fulton County Development Authority, Georgia, Revenue Bonds, Robert W Woodruff Arts Center, Inc Project, Series 2019A, 5.000%, 3/15/44	3/29 at 100.00	A2	2,284,380
2,750	Gwinnett County Development Authority, Georgia, Revenue Bonds, Georgia Gwinnett College Student Housing Project, Refunding Series 2017B, 5.000%, 7/01/40	7/27 at 100.00	A+	3,237,960
3,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University, Green Series 2019B, 5.000%, 9/01/48	9/29 at 100.00	AA	3,816,930
4,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University, Refunding Series 2016A, 5.000%, 10/01/46	10/26 at 100.00	AA	4,765,440
75	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Refunding Series 2012C, 5.250%, 10/01/27	10/22 at 100.00	Baa1	79,300
3,400	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012A, 5.000%, 10/01/32	10/21 at 100.00	Baa1	3,477,044
605	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012B, 5.000%, 10/01/24	No Opt. Call	Baa1	675,398
2,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Savannah College of Art & Design Projects, Series 2014, 5.000%, 4/01/44	4/24 at 100.00	A+	2,180,420
20,830	Total Education and Civic Organizations			23,873,352
	Health Care – 8.8%
3,270	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 1998, 5.375%, 12/01/28 (4), (5)	12/20 at 100.00	N/R	288,218
2,590	Brookhaven Development Authority, Georgia, Revenue Bonds, Children's Healthcare of Atlanta, Inc Project, Series 2019A, 4.000%, 7/01/44	7/29 at 100.00	AA+	3,026,259
715	Cobb County Kennestone Hospital Authority, Georgia, Revenue Anticipation Certificates, Wellstar Health System, Series 2020A, 5.000%, 4/01/50	4/30 at 100.00	A	899,363
2,355	Fulton County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc Project, Series 2016A, 5.000%, 7/01/46	7/26 at 100.00	AA-	2,768,326
2,500	Fulton County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc Project, Series 2019A, 4.000%, 7/01/49	7/29 at 100.00	AA-	2,837,775
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc, Series 2017B:
2,000	5.500%, 2/15/42	2/27 at 100.00	AA	2,451,240
3,000	5.250%, 2/15/45	2/27 at 100.00	AA	3,593,280

Nuveen Georgia Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 1,380	Greene County Development Authority, Georgia, Health System Revenue Bonds, Catholic Health East Issue, Series 2012, 5.000%, 11/15/37	11/22 at 100.00	AA-	$ 1,468,320
17,810	Total Health Care			17,332,781
	Tax Obligation/General – 13.4%
880	Carroll City-County Hospital Authority, Georgia, Revenue Anticipation Certificates, Tanner Medical Center Inc Project, Series 2020, 4.000%, 7/01/50	7/30 at 100.00	AA	1,028,861
2,000	Carroll City-County Hospital Authority, Georgia, Revenue Anticipation Certificates, Tanner Medical Center, Inc Project, Series 2015, 5.000%, 7/01/41	7/25 at 100.00	AA	2,315,440
2,000	Carrollton Independent School System, Carroll County, Georgia, General Obligation Bonds, Series 2015, 5.000%, 4/01/32	4/26 at 100.00	AA+	2,421,960
825	Cherokee County School System, Georgia, General Obligation Bonds, Series 2017, 5.000%, 2/01/28	2/27 at 100.00	AA+	1,046,711
1,100	East Point Building Authority, Georgia, Revenue Bonds, Water & Sewer Project, Refunding Series 2017, 5.000%, 2/01/34 – AGM Insured	2/27 at 100.00	AA	1,337,490
1,980	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc, Series 2014A, 5.500%, 8/15/54	2/25 at 100.00	AA	2,306,561
	Gainesville School District, Georgia, General Obligation Sales Tax Bonds, Series 2020:
1,000	4.000%, 11/01/41	11/30 at 100.00	AA+	1,233,070
1,500	4.000%, 11/01/42	11/30 at 100.00	AA+	1,836,075
2,000	Gwinnett County School District, Georgia, General Obligation Bonds, Series 2019, 5.000%, 2/01/41	2/29 at 100.00	AAA	2,590,920
240	Jackson County School District, Georgia, General Obligation Bonds, School Series 2019, 5.000%, 3/01/32	3/29 at 100.00	AA+	316,790
1,360	Lawrenceville Building Authority, Georgia, Revenue Bonds, Lawrenceville Performing Arts Complex Project, Series 2019A, 4.000%, 10/01/32	10/28 at 100.00	AA	1,642,989
	Lumpkin County School District, Georgia, General Obligation Bonds, Series 2020:
505	4.000%, 12/01/35	12/30 at 100.00	Aa1	627,452
300	4.000%, 12/01/36	12/30 at 100.00	Aa1	371,262
1,000	Sumter County School District, Georgia, General Obligation Bonds, Series 2018, 5.500%, 10/01/27	No Opt. Call	Aa1	1,337,590
500	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Anticipation Certificates, Refunding Series 2019A, 5.000%, 10/01/35	10/29 at 100.00	Aa2	640,150
2,000	Vidalia School District, Toombs County, Georgia, General Obligation Bonds, Series 2016, 5.000%, 8/01/37	2/26 at 100.00	Aa1	2,380,000
	Warner Robins Public Facilities Authority, Georgia, Revenue Bonds, Warner Robins Projects, Series 2018:
1,090	5.000%, 7/01/31	7/28 at 100.00	Aa2	1,406,983
1,195	5.000%, 7/01/32	7/28 at 100.00	Aa2	1,534,547
21,475	Total Tax Obligation/General			26,374,851

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 14.0%
	Atlanta and Fulton County Recreation Authority, Georgia, Revenue Bonds, Zoo Atlanta Parking Facility Project, Series 2017:
$ 1,000	5.000%, 12/01/31	12/27 at 100.00	AA+	$1,274,780
1,000	5.000%, 12/01/32	12/27 at 100.00	AA+	1,268,010
1,075	5.000%, 12/01/33	12/27 at 100.00	AA+	1,358,650
1,500	Atlanta Development Authority, Georgia, Revenue Bonds, New Downtown Atlanta Stadium Project, Second Lien Series 2015B, 5.000%, 7/01/44	7/25 at 100.00	A	1,620,375
2,500	Atlanta Development Authority, Georgia, Revenue Bonds, New Downtown Atlanta Stadium Project, Senior Lien Series 2015A-1, 5.250%, 7/01/44	7/25 at 100.00	A+	2,749,525
425	Atlanta, Georgia, Tax Allocation Bonds Atlanta Station Project, Refunding Series 2017, 5.000%, 12/01/24	No Opt. Call	A3	486,408
1,055	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project, Series 2016D, 5.000%, 1/01/30	1/27 at 100.00	A2	1,257,486
595	Atlanta, Georgia, Tax Allocation Bonds, Perry Bolton Project Series 2014, 5.000%, 7/01/34	7/23 at 100.00	A-	657,660
205	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Refunding Series 1993, 5.625%, 10/01/26 – NPFG Insured	No Opt. Call	Baa2	233,618
175	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Refunding Series 2005, 5.500%, 10/01/26 – NPFG Insured	No Opt. Call	AA-	204,258
1,120	Downtown Savannah Authority, Georgia, Revenue Bonds, Chatham County Judical Complex Project, Series 2020, 5.000%, 6/01/30	6/26 at 100.00	AA+	1,386,493
2,500	Downtown Smyrna Development Authority, Georgia, General Obligation Bonds, Series 2005, 5.250%, 2/01/28	No Opt. Call	AAA	2,968,775
280	East Point, Georgia, Tax Allocation Revenue Bonds, Camp Creek Tad Project, Series 2015, 5.000%, 8/01/21	No Opt. Call	BBB+	288,187
1,671	Georgia Local Governments, Certificates of Participation, Georgia Municipal Association, Series 1998A, 4.750%, 6/01/28 – NPFG Insured	No Opt. Call	Baa2	1,894,396
2,000	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Third Indenture, Series 2015A, 5.000%, 7/01/42	7/25 at 100.00	AA+	2,373,020
	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Third Indenture, Series 2015B:
2,000	5.000%, 7/01/41	7/26 at 100.00	AA+	2,424,640
2,000	5.000%, 7/01/42	7/26 at 100.00	AA+	2,419,780
1,585	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1, 4.500%, 7/01/34	7/25 at 100.00	N/R	1,699,326
810	Tift County Hospital Authority, Georgia, Revenue Anticipation Certificates Series 2012, 5.000%, 12/01/38	12/22 at 100.00	Aa2	864,043
23,496	Total Tax Obligation/Limited			27,429,430
	Transportation – 5.1%
2,000	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2012B, 5.000%, 1/01/31	1/22 at 100.00	Aa3	2,089,280
2,000	Atlanta, Georgia, Airport General Revenue Bonds, Series 2019B, 4.000%, 7/01/49 (AMT)	7/29 at 100.00	Aa3	2,258,560
	Atlanta, Georgia, Airport Passenger Facilities Charge and General Revenue Bonds, Refunding Subordinate Lien Series 2014A:
2,425	5.000%, 1/01/32	1/24 at 100.00	Aa3	2,719,686
2,000	5.000%, 1/01/33	1/24 at 100.00	Aa3	2,239,160

Nuveen Georgia Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Augusta, Georgia, Airport Revenue Bonds, Refunding General Series 2015A:
$ 160	5.000%, 1/01/32	1/25 at 100.00	Baa2	$171,238
170	5.000%, 1/01/33	1/25 at 100.00	Baa2	181,172
100	5.000%, 1/01/34	1/25 at 100.00	Baa2	106,410
150	5.000%, 1/01/35	1/25 at 100.00	Baa2	159,416
9,005	Total Transportation			9,924,922
	U.S. Guaranteed – 8.0% (6)
1,430	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Tender Option Bond Trust 2015-XF0234, 22.379%, 3/01/23 (Pre-refunded 5/01/25), 144A (IF) (7)	5/25 at 100.00	Aa2	2,912,881
1,000	Chatham County Hospital Authority, Georgia, Seven Mill Tax Pledge Revenue Bonds, Memorial Health University Medical Center, Inc, Refunding & Improvement Series 2012A, 5.000%, 1/01/31 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R	1,050,890
1,400	Clarke County Hospital Authority, Georgia, Hospital Revenue Certificates, Athens Regional Medical Center, Series 2012, 5.000%, 1/01/32 (Pre-refunded 1/01/22)	1/22 at 100.00	AA	1,472,814
500	Columbus, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2014A, 5.000%, 5/01/31 (Pre-refunded 5/01/24)	5/24 at 100.00	AA+	581,055
1,375	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Foundation Technology Square Project, Refunding Series 2012A, 5.000%, 11/01/31 (Pre-refunded 5/01/22)	5/22 at 100.00	AA+	1,468,541
1,000	Habersham County Hospital Authority, Georgia, Revenue Anticipation Certificates, Series 2014B, 5.000%, 2/01/37 (Pre-refunded 2/01/24)	2/24 at 100.00	Aa3	1,146,860
	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
120	5.500%, 7/15/23 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R	123,259
374	5.500%, 7/15/30 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R	385,814
410	5.500%, 1/15/36 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R	423,428
4,000	Sandy Springs Public Facilities Authority, Georgia, Revenue Bonds, Sandy Springs City Center Project, Series 2015, 5.000%, 5/01/47 (Pre-refunded 5/01/26)	5/26 at 100.00	Aaa	5,016,160
1,000	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41 (Pre-refunded 10/01/21)	10/21 at 100.00	Aa2	1,040,070
12,609	Total U.S. Guaranteed			15,621,772
	Utilities – 37.9%
500	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2015, 5.000%, 11/01/40	5/25 at 100.00	Aa2	593,510
1,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2017A, 5.000%, 11/01/37	11/27 at 100.00	Aa2	1,268,570
1,635	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2018B, 5.000%, 11/01/47	11/27 at 100.00	Aa2	2,036,098
1,370	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/22 – FGIC Insured	No Opt. Call	Aa2	1,473,873
1,250	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Oglethorpe Power Corporation Vogtle Project, Series 2017C, 4.125%, 11/01/45	2/28 at 100.00	BBB+	1,404,175
2,010	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Oglethorpe Power Corporation Vogtle Project, Series 2017D, 4.125%, 11/01/45	2/28 at 100.00	BBB+	2,257,913

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 2,000	Cartersville, Georgia, Water and Sewer Revenue Bonds, Series 2018, 5.000%, 6/01/48	6/28 at 100.00	AA-	$2,473,780
1,900	Dalton, Georgia, Combined Utilities Revenue Bonds, Series 2017, 5.000%, 3/01/31	3/27 at 100.00	A2	2,309,868
1,000	Dalton, Georgia, Combined Utilities Revenue Bonds, Series 2020, 4.000%, 3/01/40 (WI/DD, Settling 12/10/2020)	3/30 at 100.00	A2	1,175,340
3,410	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2006B, 5.250%, 10/01/32 – AGM Insured	10/26 at 100.00	AA	4,288,893
2,500	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Second Resolution Series 2011A, 5.250%, 10/01/41	10/21 at 100.00	Aa3	2,584,450
	Etowah Water and Sewer Authority, Georgia, Revenue Bonds, Series 2019:
605	5.000%, 3/01/31 – BAM Insured	3/29 at 100.00	AA	785,369
2,000	5.000%, 3/01/32 – BAM Insured	3/29 at 100.00	AA	2,577,620
1,000	Fulton County, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2013, 5.000%, 1/01/33	1/23 at 100.00	AA	1,085,920
2,000	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 2012GG, 5.000%, 1/01/43	1/23 at 100.00	A1	2,142,500
1,500	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project M Bonds, Series 2019A, 5.000%, 1/01/56	7/28 at 100.00	A	1,795,935
3,000	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project P Bonds, Series 2019B, 5.000%, 1/01/48	7/28 at 100.00	BBB+	3,587,310
1,200	Griffin, Georgia, Combined Public Utility Revenue Bonds, Refunding Series 2012, 5.000%, 1/01/28 – AGM Insured	1/23 at 100.00	AA	1,313,940
2,000	Henry County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2012, 5.000%, 2/01/29	2/22 at 100.00	Aa2	2,106,920
320	Macon Water Authority, Georgia, Water and Sewer Revenue Bonds, Series 2020B, 4.000%, 10/01/39	10/30 at 100.00	Aa1	393,392
	Main Street Natural Gas Inc, Georgia, Gas Project Revenue Bonds, Series 2006B:
500	5.000%, 3/15/21	No Opt. Call	A+	506,305
2,315	5.000%, 3/15/22	No Opt. Call	A+	2,444,895
	Main Street Natural Gas Inc, Georgia, Gas Project Revenue Bonds, Series 2007A:
360	5.500%, 9/15/23	No Opt. Call	A+	408,132
2,630	5.500%, 9/15/27	No Opt. Call	A+	3,365,480
2,750	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Series 2019A, 5.000%, 5/15/49	No Opt. Call	A3	4,139,822
1,525	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Series 2019B, 4.000%, 8/01/49 (Mandatory Put 12/02/24)	9/24 at 100.43	Aa1	1,739,080
2,000	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Variable Rate Demand Bonds Series 2018A, 4.000%, 4/01/48 (Mandatory Put 9/01/23)	6/23 at 100.40	Aa2	2,182,500
1,000	Monroe County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company - Scherer Plant, First Series 1995, 2.250%, 7/01/25	6/24 at 100.00	A-	1,030,870
3,325	Monroe, Georgia, Combined Utilities Revenue Bonds, Series 2020, 4.000%, 12/01/45 – AGM Insured	12/30 at 100.00	AA	3,980,357
2,000	Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project J Bonds, Series 2019A, 5.000%, 1/01/49	7/28 at 100.00	A	2,398,240

Nuveen Georgia Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 3,500	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien Series 2015A, 0.000%, 1/01/32	No Opt. Call	A2	$2,654,400
2,435	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien Series 2020A, 5.000%, 1/01/45	1/31 at 100.00	A2	3,069,683
1,150	Municipal Electric Authority of Georgia, Project One Subordinate Lien Revenue Bonds, Series 2008A, 5.250%, 1/01/21	No Opt. Call	A2	1,154,635
500	Rockdale County, Georgia, Water and Sewerage Revenue Bonds, Series 2020, 5.000%, 7/01/31	7/30 at 100.00	Aa2	680,325
1,500	Sinclair Water Authority, Georgia, Revenue Bonds, Refunding Series 2019, 4.000%, 4/01/44	4/29 at 100.00	AA	1,767,345
1,000	South Fulton Municipal Regional Water and Sewer Authority, Georgia, Revenue Bonds, Refunding Series 2014, 5.000%, 1/01/31	1/24 at 100.00	AA	1,121,950
	Walton County Water and Sewerage Authority, Georgia, Revenue Bonds, Walton-Hard Labor Creek Reservoir Project, Refunding Series 2016A:
540	5.000%, 2/01/36	2/26 at 100.00	Aa2	642,406
800	5.000%, 2/01/37	2/26 at 100.00	Aa2	951,928
2,000	Warner Robins, Georgia, Water and Sewerage Revenue Bonds, Refunding & Improvement Series 2020, 4.000%, 7/01/50	7/30 at 100.00	Aa3	2,357,360
64,030	Total Utilities			74,251,089
$ 169,255	Total Long-Term Investments (cost $183,568,790)			194,808,197

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.1%
	MUNICIPAL BONDS – 0.1%
	Health Care – 0.1%
$ 301	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Variable Rate Demand Obligations, Series 2016, 6.500%, 3/31/17 (4), (5)	No Opt. Call	N/R	$ 312,219
$ 301	Total Short-Term Investments (cost $301,472)			312,219
	Total Investments (cost $183,870,262) – 99.5%			195,120,416
	Other Assets Less Liabilities – 0.5%			899,240
	Net Assets – 100%			$ 196,019,656

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Nuveen Louisiana Municipal Bond Fund
Portfolio of Investments    November 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 97.0%
	MUNICIPAL BONDS – 95.8%
	Consumer Discretionary – 0.2%
$ 435	International Falls, Minnesota, Pollution Control Revenue Bonds, Boise Cascade Corporation Project, Refunding Series 1997, 5.650%, 12/01/22	12/20 at 100.00	N/R	$ 434,247
	Consumer Staples – 5.4%
5,320	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 3.000%, 6/01/48	6/30 at 100.00	BBB+	5,430,496
500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B-	518,500
680	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 5.250%, 6/01/32	12/20 at 100.00	N/R	680,204
315	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Turbo Term Series 2016A Including 2016A-1, 2016A-2A and 2016A-2B, 5.000%, 6/01/51	6/26 at 100.00	N/R	328,510
2,665	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2013A, 5.250%, 5/15/35	5/23 at 100.00	A-	2,902,745
200	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B, 5.000%, 6/01/46	6/28 at 100.00	BB+	230,446
1,160	TSASC Inc, New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	1,216,318
10,840	Total Consumer Staples			11,307,219
	Education and Civic Organizations – 17.7%
1,000	Calcasieu Parish Public Trust Authority, Louisiana, Student Lease Revenue Bonds, McNeese State Univeristy Student Housing-Cowboy Facilities, Inc Project, Refunding Series 2011, 5.000%, 5/01/29 – AGM Insured	5/22 at 100.00	A2	1,059,360
1,025	Jefferson Parish Economic Development and Port District, Louisiana, Kenner Discovery Health Sciences Academy Project, Series 2018A, 5.500%, 6/15/38, 144A	6/28 at 100.00	N/R	1,131,887
815	Lafayette Public Trust Financing Authority, Louisiana, Revenue Bonds, Ragin' Cajun Facilities Inc Project, Refunding Series 2012, 5.000%, 10/01/27 – AGM Insured	10/22 at 100.00	AA	880,779
3,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Ragin' Cajun Facilities Inc- Student Housing & Parking Project, Series 2018, 5.000%, 10/01/48 – AGM Insured	10/27 at 100.00	AA	3,510,030
1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Louisiana Tech University Student Housing & Recreational Facilities/Innovative Student Facilities, 5.000%, 10/01/34 – AGM Insured	10/25 at 100.00	AA	1,159,780
2,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Louisiana Tech University Student Housing/Innovative Student Facilities Inc Project, Refunding Series, 5.000%, 7/01/33	7/23 at 100.00	A3	2,168,400

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 1,220	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, McNeese State University Student Parking - Cowboy Faciliites, Inc Project, Series 2011, 4.875%, 3/01/42 – AGM Insured	3/22 at 100.00	A2	$1,272,704
2,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Ragin' Cajun Facilities Inc- Student Housing & Parking Project, Series 2017, 5.000%, 10/01/39 – AGM Insured	10/27 at 100.00	AA	2,409,020
1,500	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southeastern Louisiana University student Housing/University Facilities Project, Series 2017, 5.000%, 8/01/42 – AGM Insured	8/27 at 100.00	AA	1,788,315
1,300	Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Lake Charles College Prep Project, Series 2019A, 5.000%, 6/01/39, 144A	6/27 at 100.00	N/R	1,339,962
220	Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Tulane University, Refunding Series 2017A, 5.000%, 12/15/30	12/27 at 100.00	A	276,261
2,000	Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Tulane University, Refunding Series 2020A, 4.000%, 4/01/40	4/30 at 100.00	A	2,314,940
1,680	Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Young Audiences Charter School, Series 2019A, 5.000%, 4/01/39, 144A	4/27 at 100.00	N/R	1,715,515
	Louisiana Public Facilities Authority, Lease Revenue Bonds, Provident Group-Flagship Properties LLC - Louisiana State University GreenHouse District Phase II Project, Series 2017:
200	5.000%, 7/01/42	7/27 at 100.00	A	229,508
1,500	5.000%, 7/01/47	7/27 at 100.00	A	1,710,585
2,595	Louisiana Public Facilities Authority, Lease Revenue Bonds, Provident Group-Flagship Properties LLC - Louisiana State University GreenHouse District Phase III Project, Series 2019A, 5.000%, 7/01/59	7/29 at 100.00	A	3,032,050
	Louisiana Public Facilities Authority, Lease Revenue Bonds, Provident Group-Flagship Properties LLC - Louisiana State University Nicolson Gateway Project, Series 2016A:
1,500	5.000%, 7/01/46	7/26 at 100.00	A	1,681,710
1,910	5.000%, 7/01/56	7/26 at 100.00	A	2,130,891
1,000	Louisiana Public Facilities Authority, Revenue Bonds, Archdiocese of New Orleans, Refunding Series 2017, 5.000%, 7/01/37 (4)	7/27 at 100.00	Caa1	790,000
1,035	Louisiana Public Facilities Authority, Revenue Bonds, Lake Charles Charter Academy Foundation Project, Series 2011A, 8.000%, 12/15/41	12/21 at 100.00	N/R	1,077,549
3,000	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project, Refunding Series 2011, 5.000%, 10/01/41	10/21 at 100.00	Baa1	3,040,290
1,500	Louisiana Public Facilities Authority, Revenue Bonds, Southwest Louisiana Charter Academy Foundation Project, Series 2013A, 8.375%, 12/15/43	12/23 at 100.00	N/R	1,586,010
800	Louisiana Public Facilities Authority, Revenue Bonds, University of New Orleans Research and Technology Foundation, Inc- Student Housing Project, Refunding Series 2014, 5.000%, 9/01/31 – AGM Insured	9/24 at 100.00	AA	898,616
33,800	Total Education and Civic Organizations			37,204,162
	Energy – 0.7%
1,210	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory Put 6/01/22)	No Opt. Call	BBB	1,256,730

Nuveen Louisiana Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Energy (continued)
$ 175	Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation Project, Refunding Series 2017A-1, 2.000%, 6/01/37 (Mandatory Put 4/01/23)	No Opt. Call	BBB-	$ 176,875
1,385	Total Energy			1,433,605
	Health Care – 10.6%
	Calcasieu Parish Memorial Hospital Service District, Louisiana, Revenue Bonds, Lake Charles Memorial Hospital, Refunding Series 2019:
715	5.000%, 12/01/34	12/29 at 100.00	BB+	803,209
2,750	5.000%, 12/01/39	12/29 at 100.00	BB+	3,035,175
390	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-2, 5.000%, 8/01/39	8/29 at 100.00	BBB+	480,211
505	Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network, Series 2016C, 5.000%, 2/15/36	2/27 at 100.00	AA+	613,540
3,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Womans Hospital Foundation Project, Refunding Series 2017A, 5.000%, 10/01/41	10/27 at 100.00	A	3,569,400
2,000	Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Christus Health, Series 2019A, 5.000%, 7/01/48	1/29 at 100.00	A+	2,422,040
1,610	Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2017, 5.000%, 5/15/46	5/27 at 100.00	A	1,905,387
1,515	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 1998A, 5.750%, 7/01/25	No Opt. Call	A2	1,709,829
1,000	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 2017A, 5.000%, 7/01/47	7/27 at 100.00	A	1,172,290
3,000	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Louisiana Children's Medical Center Hospital, Series 2015A-1 Fixed Rate Mode, 5.000%, 6/01/45	6/28 at 100.00	A+	3,614,910
300	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Louisiana Children's Medical Center Hospital, Series 2020A, 4.000%, 6/01/50	6/30 at 100.00	A+	343,428
200	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2015, 5.000%, 5/15/47	5/25 at 100.00	A	226,594
1,000	St Tammany Parish Hospital District No 1, Louisiana, Hospital Revenue and Revenue Refunding Bonds, St Tammany Parish Hospital Project, Series 2018, 4.000%, 7/01/43	7/28 at 100.00	A+	1,119,700
1,085	Terrebonne Parish Hospital Service District 1, Louisiana, Hospital Revenue Bonds, Terrebonne General Medical Center, Refunding Series 2013, 4.000%, 4/01/33	4/23 at 100.00	A	1,138,219
19,070	Total Health Care			22,153,932
	Housing/Multifamily – 1.4%
1,870	Louisiana Housing Finance Agency, Multifamily Housing Revenue Bonds, Mallard Crossings Apartments, Series 2011, 4.750%, 10/01/29	10/21 at 100.00	AA+	1,918,770
1,000	Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Provident Group - HSC Properties Inc - LSU Health Foundation, New Orleans Project, Senior Lien Series 2020A-1, 5.500%, 1/01/50, 144A	1/30 at 100.00	N/R	1,065,390
2,870	Total Housing/Multifamily			2,984,160
	Housing/Single Family – 1.1%
2,135	Louisiana Housing Corporation Single Family Mortgage Revenue Bonds, Home Ownership Series 2020B, 3.500%, 6/01/50	6/29 at 101.21	Aaa	2,383,301

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Industrials – 2.7%
$ 305	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2010, 6.000%, 12/01/26	12/20 at 100.00	B-	$305,241
835	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc Project, Series 2012, 4.750%, 8/01/42	8/22 at 100.00	BBB-	858,372
1,000	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	BB-	1,087,420
60	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/26, 144A	12/20 at 103.00	BB-	61,918
40	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2018A, 5.250%, 12/01/50 (Mandatory Put 12/01/33)	12/22 at 103.00	BB-	42,830
250	Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Cameron Parish GOMESA Project, Green Series 2018, 5.650%, 11/01/37, 144A	11/28 at 100.00	N/R	279,897
290	Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Jefferson Parish GOMESA Project, Series 2019, 4.000%, 11/01/44, 144A	11/29 at 100.00	N/R	293,686
100	Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Saint John the Baptist Parish GOMESA Project, Series 2019, 3.900%, 11/01/44, 144A	11/29 at 100.00	N/R	100,522
110	Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Saint Martin Parish GOMESA Project, Series 2019, 4.400%, 11/01/44, 144A	11/28 at 100.00	N/R	114,243
	Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Terrebonne Parish GOMESA Project, Series 2018:
100	5.375%, 11/01/38, 144A	11/28 at 100.00	N/R	109,814
100	5.500%, 11/01/39, 144A	11/28 at 100.00	N/R	108,330
1,000	Louisiana Public Facilities Authority, Solid Waste Disposal Facility Revenue Bonds, Lousiana Pellets Inc Project, Series 2015, 7.000%, 7/01/24 (AMT), 144A (4)	No Opt. Call	N/R	10
200	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A	11/24 at 100.00	N/R	207,316
300	Ohio Water Development Authority, Ohio, Environmental Improvement Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.600%, 5/01/29	11/21 at 100.00	B-	302,781
1,000	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, LP Project, Series 2010A, 6.350%, 10/01/40, 144A	6/30 at 100.00	BB-	1,206,140
205	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, LP Project, Series 2010B, 6.100%, 12/01/40 (Mandatory Put 6/01/30), 144A	No Opt. Call	BB-	245,916
250	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37 (AMT), 144A	10/22 at 100.00	BBB-	252,567
6,145	Total Industrials			5,577,003
	Long-Term Care – 1.4%
2,800	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, The Glen Retirement System Project, Series 2019A, 5.000%, 1/01/49	1/26 at 103.00	N/R	2,512,580

Nuveen Louisiana Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$ 400	Saint Tammany Public Trust Financing Authority, Louisiana, Revenue Bonds, Christwood Project, Refunding Series 2015, 5.250%, 11/15/37	11/24 at 100.00	N/R	$ 413,816
3,200	Total Long-Term Care			2,926,396
	Materials – 1.3%
2,570	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Refunding Series 2017, 3.500%, 11/01/32	11/27 at 100.00	Baa2	2,816,000
	Tax Obligation/General – 3.5%
	Calcasieu Parish School District 23, Louisiana, General Obligation Bonds, Public School Improvement Series 2019:
1,055	4.000%, 9/01/37 – BAM Insured	9/29 at 100.00	AA	1,265,884
1,600	4.000%, 9/01/38 – BAM Insured	9/29 at 100.00	AA	1,907,408
735	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 1998, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	AA	754,617
	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2015:
125	5.000%, 12/01/27	12/25 at 100.00	AA-	151,344
525	5.000%, 12/01/29	12/25 at 100.00	AA-	625,081
350	New Orleans, Louisiana, General Obligation Bonds, Series 1998, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	A2	358,466
2,220	Puerto Rico, General Obligation Bonds, Refunding Public Improvement Series 2012A, 5.000%, 7/01/35 – AGM Insured	7/22 at 100.00	AA	2,329,668
6,610	Total Tax Obligation/General			7,392,468
	Tax Obligation/Limited – 19.5%
1,260	Broussard, Louisiana, Sales & Use Tax Revenue Bonds, Recreational Facility Series 2012, 5.000%, 5/01/32	5/22 at 100.00	A-	1,334,970
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
130	5.000%, 11/15/33	11/25 at 100.00	BB	146,970
1,040	5.000%, 11/15/34	11/25 at 100.00	BB	1,174,566
1,000	5.000%, 11/15/39	11/25 at 100.00	BB	1,119,880
170	4.000%, 11/15/39	11/25 at 100.00	BB	177,791
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,250	5.000%, 1/01/26	1/22 at 100.00	BB	1,295,475
1,000	5.125%, 1/01/42	1/22 at 100.00	BB	1,031,780
30	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	BB	30,849
100	Government of Guam, Hotel Occupancy Tax Revenue Bonds, Series 2011A, 5.750%, 11/01/21	5/21 at 100.00	BB	100,746
	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A:
1,000	5.000%, 12/01/26	No Opt. Call	BB	1,177,710
1,000	5.000%, 12/01/34	12/26 at 100.00	BB	1,154,870
3,000	Jefferson Sales Tax District, Jefferson Parish, Louisiana, Special Sales Tax Revenue Bonds, Series 2017B, 5.000%, 12/01/42 – AGM Insured	12/27 at 100.00	AA	3,627,240

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Jefferson Sales Tax District, Jefferson Parish, Louisiana, Special Sales Tax Revenue Bonds, Series 2019B:
$ 2,000	4.000%, 12/01/38 – AGM Insured	12/29 at 100.00	AA	$2,370,800
5,000	4.000%, 12/01/42 – AGM Insured	12/29 at 100.00	AA	5,862,000
505	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2016A, 5.000%, 6/01/26	No Opt. Call	A1	619,534
900	Louisiana Local Government Environmental Facilities and Community Development Authority Revenue Bonds, Bossier Parish Public Improvement Projects, Series 2012, 5.000%, 3/01/42	3/22 at 100.00	Aa3	943,245
	Louisiana Local Government Environmental Facilities and Community Development Authority Revenue Bonds, LCTCS Act 360 Project, Series 2014:
2,000	5.000%, 10/01/35	10/24 at 100.00	A+	2,245,640
2,000	5.000%, 10/01/37	10/24 at 100.00	A+	2,238,920
3,000	5.000%, 10/01/39	10/24 at 100.00	A+	3,350,910
1,435	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Bossier City Projects, Series 2015, 5.000%, 6/01/30	6/25 at 100.00	AA	1,702,513
500	Louisiana Stadium and Exposition District, Revenue Bonds, Bond Anticipation Notes Series 2020, 5.000%, 7/03/23	1/23 at 100.00	AA-	540,595
500	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A, 5.000%, 7/01/36	7/23 at 100.00	AA-	538,970
1,500	Louisiana State, Highway Improvement Revenue Bonds, Series 2014A, 5.000%, 6/15/34	6/24 at 100.00	AA-	1,716,555
500	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017, 5.000%, 12/01/27, 144A	No Opt. Call	N/R	443,635
1,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/36 – AGC Insured	No Opt. Call	AA	1,186,460
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
2,720	0.000%, 7/01/31	7/28 at 91.88	N/R	2,080,011
344	0.000%, 7/01/46	7/28 at 41.38	N/R	103,255
	Saint Charles Parish School Board, Louisiana, Sales & Use Tax Bonds, Series 2019:
750	4.000%, 8/01/37	8/29 at 100.00	AA	903,510
680	4.000%, 8/01/39	8/29 at 100.00	AA	813,987
1,000	The Industrial Development Authority of the City of Saint Louis, Missouri, Development Financing Revenue Bonds, Ballpark Village Development Project, Series 2017A, 4.750%, 11/15/47	11/26 at 100.00	N/R	886,240
110	West Trace Community Development District, Westlake, Louisiana, Special Assessment Revenue Bonds, Series 2018, 6.875%, 12/01/46	No Opt. Call	N/R	108,364
37,424	Total Tax Obligation/Limited			41,027,991
	Transportation – 11.3%
1,475	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36	7/23 at 100.00	N/R	1,532,643
785	Colorado High Performance Transportation Enterprise, C-470 Express Lanes Revenue Bonds, Senior Lien Series 2017, 5.000%, 12/31/51	12/24 at 100.00	BBB	855,823

Nuveen Louisiana Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 805	Greater New Orleans Expressway Commission, Louisiana, Revenue Bonds, Refunding Series 2013, 5.000%, 11/01/23 – AGM Insured	No Opt. Call	AA	$910,093
1,000	Greater New Orleans Expressway Commission, Louisiana, Toll Revenue Bonds, Subordinate Lien Series 2017, 5.000%, 11/01/47 – AGM Insured	11/25 at 100.00	AA	1,163,600
500	Guam International Airport Authority, Revenue Bonds, Series 2019A, 5.000%, 10/01/22 (AMT)	No Opt. Call	Baa2	522,140
1,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc Terminal Improvement Project, Refunding Series 2015B-1, 5.000%, 7/15/30 (AMT)	7/25 at 100.00	B	1,052,530
2,000	Lake Charles Harbor and Terminal District, Louisiana, Revenue Bonds, Series 2013B, 5.000%, 1/01/34 (AMT)	1/24 at 100.00	AA	2,206,940
1,405	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36 (AMT), 144A	7/23 at 100.00	N/R	1,475,123
	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, Gilf Opportunity Zone Project, Refunding Series 2019:
200	4.000%, 1/01/37	1/29 at 100.00	A2	229,172
1,000	4.000%, 1/01/38	1/29 at 100.00	A2	1,142,940
1,015	4.000%, 1/01/39	1/29 at 100.00	A2	1,157,242
2,000	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal Project, Series 2015B, 5.000%, 1/01/35 (AMT)	1/25 at 100.00	A2	2,269,080
	New Orleans Aviation Board, Louisiana, Special Facility Revenue Bonds, Parking Facilities Corporation Consolidated Garage System, Series 2018A:
1,300	5.000%, 10/01/43 – AGM Insured	10/28 at 100.00	AA	1,566,825
2,000	5.000%, 10/01/48 – AGM Insured	10/28 at 100.00	AA	2,383,940
840	New York Transportation Development Corporation, New York, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (AMT)	7/24 at 100.00	BBB	916,885
2,750	Port New Orleans Board of Commissioners, Louisiana, Revenue Bonds, Port Facilities, Refunding Series 2018B, 5.000%, 4/01/45 – AGM Insured (AMT)	4/28 at 100.00	AA	3,292,685
1,000	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3 Project, Senior Lien Series 2017, 5.000%, 12/31/56 (AMT)	6/27 at 100.00	BBB	1,139,040
21,075	Total Transportation			23,816,701
	U.S. Guaranteed – 8.3% (5)
500	Caddo-Bossier Parishes Port Commission, Louisiana, Utility Revenue Bonds, Refunding Series 2011, 5.125%, 4/01/37 (Pre-refunded 4/01/21)	4/21 at 100.00	N/R	508,130
1,000	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Refunding Series 2014B, 5.000%, 2/01/39 (Pre-refunded 2/01/25)	2/25 at 100.00	AA-	1,195,710
1,220	Jefferson Parish Hospital District1, Louisiana, Hospital Revenue Bonds, West Jefferson Medical Center, Refunding Series 2011A, 6.000%, 1/01/39 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	1,225,697
1,980	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011, 6.375%, 7/01/41 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R	2,050,310
1,000	Kenner Consolidated Sewer District, Louisiana, Sewer Revenue Bonds, Series 2011, 5.000%, 11/01/36 (Pre-refunded 11/01/21) – AGM Insured	11/21 at 100.00	AA	1,043,050
1,850	Lafayette, Louisiana, Sales Tax Revenue Bonds, Public Improvements, Series 2011, 5.000%, 3/01/36 (Pre-refunded 3/01/21)	3/21 at 100.00	AA	1,872,403

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$ 1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Baton Rouge Community College Facilities Corporation Project, Refunding Series 2011, 5.000%, 12/01/26 (Pre-refunded 12/01/21) – AGM Insured	12/21 at 100.00	AA	$1,047,490
1,500	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, East Baton Rouge Sewerage Commission Projects, Subordinate Lien Series 2014A, 5.000%, 2/01/39 (Pre-refunded 2/01/24)	2/24 at 100.00	A+	1,722,855
1,575	Louisiana Public Facilities Authority, Hospital Revenue and Refunding Bonds, Lafayette General Medical Center Project, Series 2016A, 5.000%, 11/01/41 (Pre-refunded 11/01/25)	11/25 at 100.00	BBB+	1,916,885
25	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 1998A, 5.750%, 7/01/25 (ETM)	No Opt. Call	A2	31,039
750	Louisiana Public Facilities Authority, Revenue Bonds, Belle Chasse Educational Foundation Project, Series 2011, 6.750%, 5/01/41 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R	769,478
	Port New Orleans Board of Commissioners, Louisiana, Revenue Bonds, Port Facilities, Refunding Series 2013B:
1,245	5.000%, 4/01/31 (Pre-refunded 4/01/23) (AMT)	4/23 at 100.00	A	1,373,422
500	5.000%, 4/01/32 (Pre-refunded 4/01/23) (AMT)	4/23 at 100.00	A	551,575
500	Shreveport, Louisiana, General Obligation Bonds, Series 2011, 5.000%, 8/01/31 (Pre-refunded 8/01/21)	8/21 at 100.00	BBB+	515,915
1,500	Terrebonne Parish Waterworks District 1, Louisiana, Water Revenue Bonds, Series 2012A, 5.000%, 11/01/37 (Pre-refunded 11/01/22)	11/22 at 100.00	AA-	1,634,445
16,145	Total U.S. Guaranteed			17,458,404
	Utilities – 10.7%
1,665	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Refunding Series 2019A, 4.000%, 2/01/45	2/29 at 100.00	AA-	1,964,400
2,000	Guam Power Authority, Revenue Bonds, Refunding Series 2017A, 5.000%, 10/01/37	10/27 at 100.00	BBB	2,346,280
1,500	Louisiana Energy and Power Authority, Power Project Revenue Bonds, LEPA Unit 1, Series 2013A, 5.250%, 6/01/38 – AGM Insured	6/23 at 100.00	AA	1,659,015
2,500	Louisiana Public Facilities Authority, Revenue Bonds, Cleco Power LLC Project, Series 2008, 4.250%, 12/01/38	5/23 at 100.00	A3	2,613,625
1,500	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 4.250%, 6/01/34	6/24 at 100.00	A	1,651,560
1,315	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Series 2015, 5.000%, 6/01/40	6/25 at 100.00	A	1,517,799
1,000	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Series 2020B, 4.000%, 6/01/50 (WI/DD, Settling 12/08/2020)	6/30 at 100.00	A	1,156,510
200	New Orleans, Louisiana, Water Revenue Bonds, Refunding Series 2014, 5.000%, 12/01/34	12/24 at 100.00	A-	230,192
2,130	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (4)	No Opt. Call	N/R	2,663
1,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (4)	No Opt. Call	N/R	1,250
1,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2009A, 4.375%, 6/01/33 (Mandatory Put 6/01/22)	No Opt. Call	N/R	1,007,500

Nuveen Louisiana Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 310	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40 (4)	No Opt. Call	N/R	$388
1,500	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A, 5.250%, 7/01/42	7/22 at 100.00	CCC	1,560,000
365	Shreveport, Louisiana, Water and Sewer Revenue Bonds, Junior Lien Series 2019B, 4.000%, 12/01/49 – AGM Insured	12/28 at 100.00	AA	418,527
1,500	Shreveport, Louisiana, Water and Sewer Revenue Bonds, Refunding Series 2020B, 3.000%, 12/01/50	12/30 at 100.00	A-	1,521,555
1,500	Shreveport, Louisiana, Water and Sewer Revenue Bonds, Series 2003A Refunding, 5.000%, 12/01/32 – BAM Insured	12/28 at 100.00	AA	1,868,490
2,000	Shreveport, Louisiana, Water and Sewer Revenue Bonds, Series 2016B, 5.000%, 12/01/41 – BAM Insured	12/26 at 100.00	AA	2,401,420
500	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Series 2007B, 5.000%, 7/01/31	12/20 at 100.00	CCC	453,095
23,485	Total Utilities			22,374,269
$ 187,189	Total Municipal Bonds (cost $191,746,304)			201,289,858

Shares	Description (1)	Value
	COMMON STOCKS – 1.2%
	Electric Utilities – 1.2%
111,006	Energy Harbor Corp, (6), (7), (8)	$ 2,504,628
	Total Common Stocks (cost $2,755,685)	2,504,628
	Total Long-Term Investments (cost $194,501,989)	203,794,486

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.2%
	MUNICIPAL BONDS – 0.2%
	Tax Obligation/Limited – 0.2%
$ 300	Louisiana Public Facilities Authority, Equipment and Capital Facilities Loan Program Revenue Bonds, Variable Rate Demand Obligations, Series 2004, 0.350%, 7/01/21	12/20 at 100.00	VMIG-1	$ 300,000
$ 300	Total Short-Term Investments (cost $300,000)			300,000
	Total Investments (cost $194,801,989) – 97.2%			204,094,486
	Other Assets Less Liabilities – 2.8%			5,969,562
	Net Assets – 100%			$ 210,064,048

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Common Stock received as part of the bankruptcy settlement for Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A; and Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A.
(7)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(8)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Nuveen North Carolina Municipal Bond Fund
Portfolio of Investments    November 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.8%
	MUNICIPAL BONDS – 98.8%
	Education and Civic Organizations – 16.8%
$ 1,995	Appalachian State University, North Carolina, General Revenue Bonds, Millennial Campus End Zone Project, Series 2018, 5.000%, 5/01/44	5/28 at 100.00	A1	$2,363,217
2,000	Appalachian State University, North Carolina, General Revenue Bonds, Series 2019, 4.000%, 10/01/48	10/29 at 100.00	Aa3	2,314,220
1,000	Board of Governors of the University of North Carolina, Winston-Salem State University General Revenue Bonds, Series 2013, 5.000%, 4/01/33	4/22 at 100.00	A3	1,037,030
2,595	East Carolina University, North Carolina, General Revenue Bonds, Series 2014A, 5.000%, 10/01/41	10/23 at 100.00	AA-	2,870,848
2,000	East Carolina University, North Carolina, General Revenue Bonds, Series 2016A, 5.000%, 10/01/29	4/26 at 100.00	AA-	2,421,820
	Elizabeth City State University, North Carolina, General Revenue Bonds, Series 2019:
620	5.000%, 4/01/26 – AGM Insured	No Opt. Call	AA	732,914
645	5.000%, 4/01/27 – AGM Insured	No Opt. Call	AA	778,515
425	5.000%, 4/01/28 – AGM Insured	No Opt. Call	AA	523,048
465	5.000%, 4/01/29 – AGM Insured	No Opt. Call	AA	581,608
745	5.000%, 4/01/30 – AGM Insured	4/29 at 100.00	AA	925,812
1,500	5.000%, 4/01/40 – AGM Insured	4/29 at 100.00	AA	1,802,895
4,500	North Carolina Agricultural & Technical State University, General Revenue Bonds, Refunding Series 2015A, 5.000%, 10/01/40	10/25 at 100.00	AA-	5,103,540
2,440	North Carolina Capital Facilities Finance Agency, Educational Facilities Revenue Bonds, High Point University, Series 2012, 5.000%, 5/01/32	5/21 at 100.00	A-	2,473,843
2,000	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Davidson College, Series 2014, 5.000%, 3/01/45	3/22 at 100.00	AA+	2,101,640
1,000	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Johnson & Wales University, Series 2013A, 5.000%, 4/01/28	4/23 at 100.00	A-	1,068,520
	North Carolina Capital Facilities Financing Agency, Educational Facilities Revenue Bond, Meredith College, Refunding Series 2016:
800	4.000%, 6/01/33	6/26 at 100.00	BBB+	837,848
685	4.000%, 6/01/34	6/26 at 100.00	BBB+	716,428
5,000	North Carolina Capital Facilities Financing Agency, Educational Facilities Revenue Bond, Meredith College, Refunding Series 2018, 5.000%, 6/01/38	6/26 at 100.00	BBB+	5,502,050
7,500	North Carolina Capital Facilities Financing Agency, Educational Facility Revenue Bonds, Wake Forest University, Refunding Series 2018, 5.000%, 1/01/48	1/28 at 100.00	AA	9,181,650
	North Carolina Central University, General Revenue Bonds, Refunding Series 2016:
3,140	5.000%, 10/01/26	4/26 at 100.00	A3	3,730,006
3,215	5.000%, 10/01/27	4/26 at 100.00	A3	3,798,072
1,035	North Carolina Central University, General Revenue Bonds, Series 2019, 5.000%, 4/01/38	4/29 at 100.00	A3	1,257,204

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 1,745	North Carolina State University at Raleigh, General Revenue Bonds, Series 2020A, 5.000%, 10/01/31	4/30 at 100.00	Aa1	$2,388,975
5,000	University of North Carolina, Asheville, General Revenue Bonds, Refunding Series 2017, 5.000%, 6/01/42	6/26 at 100.00	A1	5,794,850
	University of North Carolina, Asheville, General Revenue Bonds, Refunding Series 2019:
1,025	5.000%, 6/01/30	6/29 at 100.00	A1	1,313,578
1,000	5.000%, 6/01/31	6/29 at 100.00	A1	1,275,490
1,125	5.000%, 6/01/32	6/29 at 100.00	A1	1,426,961
1,180	5.000%, 6/01/33	6/29 at 100.00	A1	1,489,184
1,240	5.000%, 6/01/34	6/29 at 100.00	A1	1,560,689
4,590	University of North Carolina, Charlotte, General Revenue Bonds, Refunding Series 2015, 5.000%, 4/01/45	4/25 at 100.00	Aa3	5,237,695
230	University of North Carolina, Charlotte, General Revenue Bonds, Refunding Series 2017A, 5.000%, 10/01/31	10/27 at 100.00	Aa3	288,818
1,975	University of North Carolina, Charlotte, General Revenue Bonds, Series 2014, 5.000%, 4/01/31	4/24 at 100.00	Aa3	2,230,427
	University of North Carolina, Charlotte, General Revenue Bonds, Series 2017:
7,515	5.000%, 10/01/42	10/27 at 100.00	Aa3	9,172,959
1,250	5.000%, 10/01/47	10/27 at 100.00	Aa3	1,514,075
4,415	University of North Carolina, Charlotte, General Revenue Bonds, Series 2020A, 4.000%, 10/01/45	10/29 at 100.00	Aa3	5,158,221
	University of North Carolina, Greensboro, General Revenue Bonds, Refunding Series 2017:
1,000	5.000%, 4/01/30	4/28 at 100.00	Aa3	1,261,600
835	5.000%, 4/01/31	4/28 at 100.00	Aa3	1,049,086
	University of North Carolina, Greensboro, General Revenue Bonds, Series 2014:
1,085	5.000%, 4/01/32	4/24 at 100.00	Aa3	1,223,251
2,070	5.000%, 4/01/39	4/24 at 100.00	Aa3	2,311,548
6,000	University of North Carolina, Greensboro, General Revenue Bonds, Series 2018, 5.000%, 4/01/43	4/28 at 100.00	Aa3	7,338,240
	University of North Carolina, Wilmington, General Revenue Bonds, Refunding Series 2019B:
1,000	5.000%, 10/01/34	10/29 at 100.00	Aa3	1,307,390
1,275	5.000%, 10/01/35	10/29 at 100.00	Aa3	1,661,707
595	4.000%, 10/01/36	10/29 at 100.00	Aa3	712,019
2,045	4.000%, 10/01/37	10/29 at 100.00	Aa3	2,440,094
4,500	Western Carolina University, North Carolina, General Revenue Bonds, Series 2018, 5.000%, 10/01/43	4/28 at 100.00	Aa3	5,509,305
2,910	Western Carolina University, North Carolina, General Revenue Bonds, Series 2020B, 4.000%, 4/01/45	4/30 at 100.00	Aa3	3,423,993
100,910	Total Education and Civic Organizations			119,212,883

Nuveen North Carolina Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care – 13.1%
	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2011A:
$ 3,030	5.125%, 1/15/37	1/21 at 100.00	AA-	$3,043,332
3,000	5.250%, 1/15/42	1/21 at 100.00	AA-	3,012,750
1,615	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Refunding Series 2012A, 5.000%, 1/15/31	1/22 at 100.00	AA-	1,691,826
	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Refunding Series 2016A:
2,000	5.000%, 1/15/25	No Opt. Call	AA-	2,373,460
3,000	5.000%, 1/15/36	1/26 at 100.00	AA-	3,579,330
1,685	5.000%, 1/15/40	1/26 at 100.00	AA-	1,988,907
1,000	Nash Health Care Systems, North Carolina, Health Care Facilities Revenue Bonds, Series 2012, 4.250%, 11/01/32	5/22 at 100.00	BBB	1,029,300
	New Hanover County, North Carolina, Hospital Revenue Bonds, New Hanover Regional Medical Center, Series 2017:
2,895	5.000%, 10/01/35	10/27 at 100.00	A+	3,511,577
2,990	5.000%, 10/01/42	10/27 at 100.00	A+	3,570,538
960	5.000%, 10/01/47	10/27 at 100.00	A+	1,137,648
4,735	North Carolina Medial Care Commission, Health Care Facilities Revenue Bonds, Rex Healthcare, Series 2020A, 4.000%, 7/01/49	1/30 at 100.00	AA-	5,350,266
555	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Refunding Series 2016A, 5.000%, 6/01/28	No Opt. Call	AA	723,665
	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Novant Health Obligated Group, Series 2019A:
9,905	4.000%, 11/01/49	11/29 at 100.00	AA-	11,388,769
5,000	4.000%, 11/01/52	11/29 at 100.00	AA-	5,719,100
2,950	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Rex Healthcare, Series 2015A, 5.000%, 7/01/44	7/25 at 100.00	AA-	3,320,844
5,860	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Vidant Health, Refunding Series 2015, 5.000%, 6/01/40	6/25 at 100.00	A+	6,774,805
2,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Wake Forest Baptist Obligated Group, Series 2012A, 5.000%, 12/01/45	12/22 at 100.00	AA-	2,152,700
5,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, WakeMed, Refunding Series 2012A, 5.000%, 10/01/27	10/22 at 100.00	A+	5,350,300
	North Carolina Medical Care Commission, Health Care Facilities Revenues Bonds, Wake Forest Baptist Obligated Group, Series 2019A:
1,000	5.000%, 12/01/31	12/28 at 100.00	AA-	1,259,900
1,000	5.000%, 12/01/33	12/28 at 100.00	AA-	1,247,870
1,280	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Scotland Memorial Hospital, Series 1999, 5.500%, 10/01/29 – RAAI Insured	12/20 at 100.00	AA	1,284,339
	North Carolina Medical Care Commission, Hospital Revenue Bonds, Southeastern Regional Medical Center, Refunding Series 2012:
865	5.000%, 6/01/25	6/22 at 100.00	BBB+	915,628
2,000	5.000%, 6/01/32	6/22 at 100.00	BBB+	2,089,640

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	University of North Carolina, Chapel Hill, Revenue Bonds, Hospital System, Series 2019:
$ 4,010	5.000%, 2/01/45	No Opt. Call	AA	$6,167,179
9,060	5.000%, 2/01/49	No Opt. Call	AA	14,131,154
77,395	Total Health Care			92,814,827
	Housing/Single Family – 1.4%
7,000	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 2020-44, 4.000%, 7/01/50	7/29 at 100.00	AA+	7,941,570
1,740	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 2011-1, 4.500%, 1/01/28	1/21 at 100.00	Aa2	1,746,090
8,740	Total Housing/Single Family			9,687,660
	Long-Term Care – 0.9%
1,500	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds, Sharon Towers, Series 2019A, 5.000%, 7/01/49	7/26 at 103.00	N/R	1,606,860
2,735	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds, United Methodist Retirement Homes, Refunding Series 2013A, 5.000%, 10/01/33	10/23 at 100.00	N/R	2,856,543
	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds, United Methodist Retirement Homes, Refunding Series 2016A:
550	5.000%, 10/01/30	10/26 at 100.00	BBB	611,215
225	5.000%, 10/01/31	10/26 at 100.00	BBB	248,645
725	North Carolina Medical Care Commission, Revenue Bonds, First Mortgage Galloway Ridge Project, Refunding Series 2019A, 5.000%, 1/01/39	1/27 at 103.00	N/R	767,268
5,735	Total Long-Term Care			6,090,531
	Tax Obligation/General – 9.7%
	Asheville, North Carolina, General Obligation Bonds, Refunding Series 2020A:
1,040	2.000%, 6/01/37	6/30 at 100.00	AAA	1,066,468
1,040	2.000%, 6/01/40	6/30 at 100.00	AAA	1,057,555
	Charlotte, North Carolina, General Obligation Bonds, Refunding Series 2016A:
1,000	5.000%, 7/01/28	7/26 at 100.00	AAA	1,247,830
1,250	5.000%, 7/01/30	7/26 at 100.00	AAA	1,545,237
2,000	Charlotte, North Carolina, General Obligation Bonds, Refunding Series 2019A, 5.000%, 6/01/34	6/29 at 100.00	AAA	2,647,060
	Davidson County, North Carolina, General Obligation Bonds, Refunding Series 2016:
300	5.000%, 6/01/25	No Opt. Call	Aa1	363,387
1,150	5.000%, 6/01/26	No Opt. Call	Aa1	1,436,108
1,000	5.000%, 6/01/28	6/26 at 100.00	Aa2	1,234,930
1,795	5.000%, 6/01/30	6/26 at 100.00	Aa2	2,190,564
1,500	Forsyth County, North Carolina, General Obligation Bonds, Limited Obligation Series 2009, 5.000%, 4/01/30	12/20 at 100.00	AA+	1,505,430
1,000	Guilford County, North Carolina, General Obligation Bonds, Public Improvement Series 2017B, 5.000%, 5/01/26	No Opt. Call	AAA	1,254,790

Nuveen North Carolina Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 2,285	Guilford County, North Carolina, General Obligation Bonds, Refunding Series 2017, 5.000%, 3/01/27	No Opt. Call	AAA	$2,940,338
2,000	Mecklenburg County, North Carolina, General Obligation Bonds, Refunding Series 2013A, 5.000%, 12/01/26	No Opt. Call	AAA	2,554,840
	North Carolina State, General Obligation Bonds, Connect NC Public Improvement Series 2019B:
670	5.000%, 6/01/28	No Opt. Call	AAA	891,964
5,000	5.000%, 6/01/29	No Opt. Call	AAA	6,820,350
5,000	North Carolina State, General Obligation Bonds, Connect NC Public Improvement Series 2020A, 5.000%, 6/01/29	No Opt. Call	AAA	6,820,350
4,000	North Carolina State, General Obligation Bonds, Refunding Series 2014A, 5.000%, 6/01/23	No Opt. Call	AAA	4,481,000
11,570	North Carolina State, General Obligation Bonds, Series 2015A, 5.000%, 6/01/24 (UB) (4)	No Opt. Call	AAA	13,510,058
	Pender County, North Carolina, Limited General Obligation Bonds, Series 2020A:
555	3.000%, 6/01/40	6/30 at 100.00	Aa3	607,531
500	3.000%, 6/01/45	6/30 at 100.00	Aa3	538,655
2,000	Raleigh, North Carolina, General Obligation Bonds, Refunding Series 2016A, 5.000%, 9/01/26	No Opt. Call	AAA	2,535,680
1,260	Sampson County Water & Sewer District II, North Carolina, General Obligation Bonds, Refunding Series 2015, 5.000%, 6/01/40	6/25 at 100.00	A1	1,481,105
500	Wake County, North Carolina, Limited Obligation Bonds, Refunding Series 2016A, 5.000%, 12/01/35	12/26 at 100.00	AA+	618,000
	Wake County, North Carolina, Limited Obligation Bonds, Series 2018A:
2,000	5.000%, 8/01/32	8/28 at 100.00	AA+	2,614,120
2,045	5.000%, 8/01/36	8/28 at 100.00	AA+	2,639,236
2,000	Wake County, North Carolina, Limited Obligation Bonds, Series 2019, 5.000%, 9/01/36	9/29 at 100.00	AA+	2,637,340
	Winston-Salem, North Carolina, General Obligation Bonds, Refunding Series 2020D:
150	5.000%, 6/01/26	No Opt. Call	AAA	188,712
200	5.000%, 6/01/27	No Opt. Call	AAA	259,198
175	5.000%, 6/01/28	No Opt. Call	AAA	232,824
250	5.000%, 6/01/29	No Opt. Call	AAA	340,770
290	5.000%, 6/01/31	No Opt. Call	AAA	413,827
55,525	Total Tax Obligation/General			68,675,257
	Tax Obligation/Limited – 19.5%
	Buncombe County, North Carolina, Limited Obligation Bonds, Refunding Series 2015:
1,250	5.000%, 6/01/33	6/25 at 100.00	AA+	1,483,987
1,375	5.000%, 6/01/35	6/25 at 100.00	AA+	1,627,587
	Burke County, North Carolina, Limited Obligation Bonds, Series 2018:
400	5.000%, 4/01/29	4/27 at 100.00	Aa3	504,024
100	5.000%, 4/01/31	4/27 at 100.00	Aa3	124,345

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Charlotte, North Carolina, Certificates of Participation, Convention Facilities Project, Series 2019A:
$ 1,010	5.000%, 6/01/40	6/29 at 100.00	AA+	$1,296,062
3,500	5.000%, 6/01/44	6/29 at 100.00	AA+	4,444,160
	Charlotte, North Carolina, Certificates of Participation, Refunding Cultural Arts Facilities Series 2019B:
4,080	5.000%, 6/01/35	6/29 at 100.00	AA+	5,359,651
1,930	5.000%, 6/01/37	6/29 at 100.00	AA+	2,510,197
2,450	4.000%, 6/01/38	6/29 at 100.00	AA+	2,948,918
2,505	Charlotte, North Carolina, Storm Water Fee Revenue Bonds, Refunding Series 2014, 5.000%, 12/01/39	12/24 at 100.00	AAA	2,906,251
	Charlotte, North Carolina, Storm Water Fee Revenue Bonds, Series 2020:
645	5.000%, 12/01/28	No Opt. Call	AAA	867,706
710	5.000%, 12/01/30	No Opt. Call	AAA	995,434
520	5.000%, 12/01/31	12/30 at 100.00	AAA	724,948
800	5.000%, 12/01/32	12/30 at 100.00	AAA	1,106,336
625	4.000%, 12/01/34	12/30 at 100.00	AAA	796,350
	Davidson County, North Carolina, Limited Obligation Bonds, Series 2020:
500	4.000%, 6/01/38	6/30 at 100.00	Aa2	610,030
500	4.000%, 6/01/39	6/30 at 100.00	Aa2	608,520
	Duplin County, North Carolina, Limited Obligation Bonds, County Water Districts, Series 2016:
1,475	5.000%, 4/01/32	4/26 at 100.00	A+	1,745,692
1,000	5.000%, 4/01/34	4/26 at 100.00	A+	1,176,820
1,265	Durham Capital Financing Corporation, Durham County, North Carolina, Limited Obligation Bonds, Refunding Series 2016, 5.000%, 12/01/30	12/26 at 100.00	AA+	1,582,540
2,535	Greensboro, North Carolina, Limited Obligation Bonds, Coliseum Complex Project, Series 2018A, 5.000%, 4/01/42	4/28 at 100.00	AA+	3,168,370
488	Hillsborough, North Carolina, Special Assessement Revenue Bonds, Series 2013, 7.750%, 2/01/24	2/23 at 100.00	N/R	499,741
	Johnston County Finance Corporation, North Carolina, Limited Obligation Bonds, Series 2020A:
1,145	5.000%, 4/01/31	4/30 at 100.00	AA	1,552,151
800	5.000%, 4/01/32	4/30 at 100.00	AA	1,076,504
555	5.000%, 4/01/33	4/30 at 100.00	AA	740,664
1,000	3.000%, 4/01/38	4/30 at 100.00	AA	1,112,740
	Mooresville, North Carolina, Special Assessment Revenue Bonds, Series 2015:
570	4.375%, 3/01/25, 144A	No Opt. Call	N/R	575,307
1,600	5.375%, 3/01/40, 144A	3/25 at 100.00	N/R	1,620,032
5,000	North Carolina State, Limited Obligation Bonds, Refunding Series 2014C, 5.000%, 5/01/25	5/24 at 100.00	AA+	5,807,150

Nuveen North Carolina Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	North Carolina State, Limited Obligation Bonds, Refunding Series 2017B:
$ 12,690	5.000%, 5/01/29	5/27 at 100.00	AA+	$16,124,548
8,950	5.000%, 5/01/30	5/27 at 100.00	AA+	11,315,485
	North Carolina State, Limited Obligation Bonds, Series 2019A:
2,500	5.000%, 5/01/31	5/29 at 100.00	AA+	3,337,225
2,500	5.000%, 5/01/32	5/29 at 100.00	AA+	3,316,725
3,025	North Carolina State, Limited Obligation Bonds, Series 2020B, 4.000%, 5/01/35	5/30 at 100.00	AA+	3,774,897
	North Carolina Turnpike Authority, Monroe Connector System State Appropriation Bonds, Series 2011:
1,810	5.000%, 7/01/29	7/21 at 100.00	AA+	1,860,481
9,375	5.000%, 7/01/36	7/21 at 100.00	AA+	9,636,469
500	5.000%, 7/01/41	7/21 at 100.00	AA+	513,945
1,000	Onslow County, North Carolina, Limited Obligation Bonds, Series 2016, 5.000%, 10/01/27	10/26 at 100.00	Aa2	1,253,580
11,946	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1, 4.500%, 7/01/34	7/25 at 100.00	N/R	12,807,665
2,200	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured Cofina Project Series 2019A-2A, 4.550%, 7/01/40	7/28 at 100.00	N/R	2,383,986
	Raleigh, North Carolina, Limited Obligation Bonds, Series 2014A:
455	5.000%, 10/01/33	10/24 at 100.00	AA+	527,386
750	5.000%, 10/01/34	10/24 at 100.00	AA+	868,485
	Raleigh, North Carolina, Limited Obligation Bonds, Series 2020A:
795	2.000%, 6/01/36	6/30 at 100.00	AA+	804,182
1,000	2.125%, 6/01/37	6/30 at 100.00	AA+	1,018,720
1,000	2.125%, 6/01/38	6/30 at 100.00	AA+	1,015,570
1,000	2.250%, 6/01/39	6/30 at 100.00	AA+	1,023,680
1,000	2.250%, 6/01/40	6/30 at 100.00	AA+	1,021,020
1,000	Rocky Mount, North Carolina, Special Obligation Bonds, Series 2016, 5.000%, 5/01/29	5/26 at 100.00	AA+	1,222,670
2,950	Sampson Area Development Corporation, Sampson County, North Carolina, Installment Payment Revenue Bonds, Refunding Series 2010, 5.250%, 6/01/24 – AGM Insured	No Opt. Call	AA	3,283,055
2,445	Sampson County, North Carolina, Limited Obligation Bonds, Refunding Series 2015, 5.000%, 12/01/35	12/25 at 100.00	A1	2,882,215
3,570	Sampson County, North Carolina, Limited Obligation Bonds, Refunding Series 2017, 5.000%, 9/01/40	9/27 at 100.00	A1	4,365,146
	Scotland County, North Carolina, Limited Obligation Bonds, Series 2017:
500	5.000%, 12/01/30	12/27 at 100.00	A	620,470
250	5.000%, 12/01/33	12/27 at 100.00	A	306,330
	Scotland County, North Carolina, Limited Obligation Bonds, Series 2018:
660	5.000%, 12/01/33	12/28 at 100.00	A	828,650
690	5.000%, 12/01/35	12/28 at 100.00	A	862,321
1,000	Wilmington, North Carolina, Limited Obligation Bonds, Refunding Series 2016, 5.000%, 6/01/30	6/26 at 100.00	AA+	1,223,380

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 225	Wilmington, North Carolina, Storm Water Fee Revenue Bonds, Series 2007, 5.000%, 6/01/33 – AMBAC Insured	12/20 at 100.00	AA+	$225,781
550	Winston-Salem, North Carolina, Limited Obligation Bonds, Series 2020A, 5.000%, 6/01/25	No Opt. Call	AA+	668,135
116,669	Total Tax Obligation/Limited			138,664,419
	Transportation – 18.8%
6,000	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International Refunding Series 2010A, 5.500%, 7/01/34	12/20 at 100.00	Aa3	6,021,780
10,280	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International Refunding Series 2010B, 5.375%, 7/01/28 (AMT)	12/20 at 100.00	Aa3	10,318,139
	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International, Refunding Series 2014A:
4,000	5.000%, 7/01/32	7/24 at 100.00	Aa3	4,552,560
5,000	5.000%, 7/01/33	7/24 at 100.00	Aa3	5,677,500
4,935	5.000%, 7/01/34	7/24 at 100.00	Aa3	5,596,241
	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International, Refunding Series 2017A:
1,925	5.000%, 7/01/42	7/27 at 100.00	Aa3	2,326,805
6,610	5.000%, 7/01/47	7/27 at 100.00	Aa3	7,928,166
3,500	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International, Series 2019A, 4.000%, 7/01/44	7/29 at 100.00	Aa3	4,041,520
	North Carolina Department of Transportation, Private Activity Revenue Bonds, I-77 Hot Lanes Project, Series 2015:
1,500	5.000%, 12/31/37 (AMT)	6/25 at 100.00	BBB-	1,624,740
11,170	5.000%, 6/30/54 (AMT)	6/25 at 100.00	BBB-	11,902,082
	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Capital Appreciation Series 2017C:
865	0.000%, 7/01/27	7/26 at 96.08	BBB	742,386
880	0.000%, 7/01/29	7/26 at 87.76	BBB	682,466
175	0.000%, 7/01/32	7/26 at 75.72	BBB	115,511
1,500	0.000%, 7/01/34	7/26 at 68.37	BBB	887,475
2,905	0.000%, 7/01/35	7/26 at 64.91	BBB	1,628,543
3,735	0.000%, 7/01/38	7/26 at 55.68	BBB	1,780,885
3,995	0.000%, 7/01/39	7/26 at 52.96	BBB	1,807,857
2,385	0.000%, 7/01/40	7/26 at 50.36	BBB	1,024,620
1,200	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Series 2017A, 5.000%, 7/01/47	7/26 at 100.00	BBB	1,356,312
15,500	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Capital Appreciation Series 2019, 0.000%, 1/01/47	1/30 at 58.00	AA+	7,306,080
	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Refunding Senior Lien Series 2017:
1,000	5.000%, 1/01/31 – AGM Insured	1/27 at 100.00	AA	1,213,550
1,415	5.000%, 1/01/39 – AGM Insured	1/27 at 100.00	AA	1,681,416

Nuveen North Carolina Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 4,625	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Refunding Series 2018A, 4.000%, 1/01/33	1/28 at 100.00	AA+	$5,492,558
	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Senior Lien Series 2009B:
70	0.000%, 1/01/34 – AGC Insured	No Opt. Call	AA	50,532
3,760	0.000%, 1/01/35 – AGC Insured	No Opt. Call	AA	2,627,714
21,205	0.000%, 1/01/36 – AGC Insured	No Opt. Call	AA	14,305,318
20,150	0.000%, 1/01/37 – AGC Insured	No Opt. Call	AA	13,105,157
15,615	0.000%, 1/01/38 – AGC Insured	No Opt. Call	AA	9,793,884
4,000	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Senior Lien Series 2019, 5.000%, 1/01/49 – AGM Insured	1/30 at 100.00	AA	4,980,520
	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Refunding Series 2015A:
1,225	5.000%, 5/01/29	5/25 at 100.00	Aa3	1,436,141
300	5.000%, 5/01/30	5/25 at 100.00	Aa3	350,577
790	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Refunding Series 2020A, 5.000%, 5/01/36 (AMT)	5/30 at 100.00	Aa3	1,016,461
162,215	Total Transportation			133,375,496
	U.S. Guaranteed – 7.9% (5)
	Asheville, North Carolina, Limited Obligation Bonds, Series 2012:
300	5.000%, 4/01/30 (Pre-refunded 4/01/22)	4/22 at 100.00	AA+	319,206
350	5.000%, 4/01/32 (Pre-refunded 4/01/22)	4/22 at 100.00	AA+	372,407
1,465	Brunswick County, North Carolina, Enterprise System Revenue Bonds, Refunding Series 2012A, 5.000%, 4/01/28 (Pre-refunded 4/01/22)	4/22 at 100.00	AA-	1,557,779
1,215	Cape Fear Public Utility Authority, North Carolina, Water & Sewer System Revenue Bonds, Refunding Series 2014A, 5.000%, 6/01/40 (Pre-refunded 6/01/24)	6/24 at 100.00	AA+	1,416,751
	Cary, North Carolina, Combined Enterprise System Revenue Bonds, Series 2017:
400	4.000%, 12/01/38 (Pre-refunded 12/01/26)	12/26 at 100.00	AAA	488,164
1,700	5.000%, 12/01/41 (Pre-refunded 12/01/26)	12/26 at 100.00	AAA	2,175,711
	Charlotte Housing Authority, North Carolina, Capital Fund Program Revenue Bonds, Strwan and Parktowne Rehabilitation Project, Series 2011:
295	4.550%, 12/01/31 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R	306,328
2,705	4.550%, 12/01/31 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R	2,808,872
250	Dare County, North Carolina, Utilities System Revenue Bonds, Series 2011, 5.000%, 2/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	AA	251,965
6,400	Durham, North Carolina, Utility System Revenue Bonds, Refunding Series 2011, 5.000%, 6/01/41 (Pre-refunded 6/01/21)	6/21 at 100.00	AAA	6,555,200
1,930	North Carolina Agrigultural & Technical State University, General Revenue Bonds, Series 2013, 5.000%, 10/01/37 (Pre-refunded 10/01/21)	10/21 at 100.00	A1	2,006,505
	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University Project, Series 2015 A:
5,000	5.000%, 10/01/41 (Pre-refunded 10/01/25)	10/25 at 100.00	AA+	6,120,750
9,420	5.000%, 10/01/55 (Pre-refunded 10/01/25)	10/25 at 100.00	AA+	11,531,493

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Refunding Series 1993B:
$ 15	6.000%, 1/01/22 – FGIC Insured (ETM)	No Opt. Call	Baa2	$15,918
520	6.000%, 1/01/22 – RAAI Insured (ETM)	No Opt. Call	AA	552,422
310	6.000%, 1/01/26 (ETM)	No Opt. Call	N/R	398,846
	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Cape Fear Valley Health System, Refunding Series 2012A:
2,200	5.000%, 10/01/25 (Pre-refunded 10/01/22)	10/22 at 100.00	A-	2,391,158
2,300	5.000%, 10/01/26 (Pre-refunded 10/01/22)	10/22 at 100.00	A-	2,499,847
	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Series 2012A:
750	5.000%, 6/01/32 (Pre-refunded 6/01/22)	6/22 at 100.00	AA	804,030
380	5.000%, 6/01/35 (Pre-refunded 6/01/22)	6/22 at 100.00	AA	407,375
3,000	5.000%, 6/01/42 (Pre-refunded 6/01/22)	6/22 at 100.00	AA	3,216,120
2,750	North Carolina State University at Raleigh, General Revenue Bonds, Series 2013A, 5.000%, 10/01/42 (Pre-refunded 10/01/23)	10/23 at 100.00	Aa1	3,116,520
1,450	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series 2012A, 5.000%, 3/01/30 (Pre-refunded 3/01/22)	3/22 at 100.00	AAA	1,537,029
5,000	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series 2013A, 5.000%, 3/01/31 (Pre-refunded 3/01/23)	3/23 at 100.00	AAA	5,536,650
50,105	Total U.S. Guaranteed			56,387,046
	Utilities – 10.7%
	Brunswick County, North Carolina, Enterprise System Revenue Bonds, Series 2020:
1,350	5.000%, 4/01/31	4/30 at 100.00	AA-	1,827,198
800	5.000%, 4/01/32	4/30 at 100.00	AA-	1,074,824
2,115	Cape Fear Public Utility Authority, North Carolina, Water and Sewer System Revenue Bonds, Refunding Series 2019A, 4.000%, 8/01/44	8/29 at 100.00	AA+	2,496,060
	Cary, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series 2020B:
500	5.000%, 12/01/27	No Opt. Call	AAA	656,495
410	5.000%, 12/01/29	No Opt. Call	AAA	564,242
940	Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Refunding Series 2015, 5.000%, 7/01/32	7/25 at 100.00	AAA	1,115,573
500	Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Refunding Series 2018, 5.000%, 7/01/44	7/28 at 100.00	AAA	630,820
1,000	Concord, North Carolina, Utilities Systems Revenue Bonds, Refunding Series 2016, 5.000%, 12/01/33	6/26 at 100.00	AA+	1,203,030
	Greensboro, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series 2017B:
1,815	5.000%, 12/01/26	No Opt. Call	AAA	2,318,517
1,000	5.000%, 12/01/27	No Opt. Call	AAA	1,313,800
2,535	5.000%, 12/01/28	12/27 at 100.00	AAA	3,305,057

Nuveen North Carolina Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 5,000	Greensboro, North Carolina, Combined Enterprise System Revenue Bonds, Series 2017A, 4.000%, 6/01/47	6/27 at 100.00	AAA	$5,746,350
4,500	Greensboro, North Carolina, Combined Enterprise System Revenue Bonds, Series 2020A, 4.000%, 6/01/45	6/30 at 100.00	AAA	5,453,370
3,330	Greenville, North Carolina, Combined Enterprise System Revenue Bonds, Series 2016, 4.000%, 4/01/46	4/26 at 100.00	Aa1	3,753,543
4,950	Greenville, North Carolina, Combined Enterprise System Revenue Bonds, Series 2019, 5.000%, 8/01/44	8/29 at 100.00	Aa1	6,320,457
1,000	High Point, North Carolina, Combined Enterprise System Revenue Bonds, Series 2014, 5.000%, 11/01/39	11/24 at 100.00	AAA	1,163,620
600	Jacksonville City, North Carolina, Enterprise System Revenue Bonds, Refunding Series 2016, 5.250%, 5/01/29	No Opt. Call	Aa3	800,130
	Lincoln County, North Carolina, Enterprise Systems Revenue Bonds, Series 2020:
485	5.000%, 8/01/28	No Opt. Call	AA	642,858
320	5.000%, 8/01/29	No Opt. Call	AA	433,018
400	5.000%, 8/01/30	No Opt. Call	AA	553,028
215	5.000%, 8/01/31	8/30 at 100.00	AA	295,896
255	3.000%, 8/01/32	8/30 at 100.00	AA	296,700
235	3.000%, 8/01/33	8/30 at 100.00	AA	270,997
175	3.000%, 8/01/34	8/30 at 100.00	AA	200,228
250	3.000%, 8/01/35	8/30 at 100.00	AA	284,150
390	3.000%, 8/01/36	8/30 at 100.00	AA	440,396
245	3.000%, 8/01/37	8/30 at 100.00	AA	275,255
480	3.000%, 8/01/39	8/30 at 100.00	AA	534,950
325	3.000%, 8/01/40	8/30 at 100.00	AA	361,225
1,750	Metropolitan Sewerage District of Buncombe County, North Carolina, Sewerage System Revenue Bonds, Series 2014, 5.000%, 7/01/39	7/24 at 100.00	Aaa	2,001,037
1,430	Monroe, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series 2017, 5.000%, 3/01/43	3/27 at 100.00	A+	1,716,729
740	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2016A, 5.000%, 1/01/30	7/26 at 100.00	A	888,799
	Oak Island, North Carolina, Enterprise System Revenue Bonds, Refunding Series 2015:
3,185	5.000%, 6/01/34	6/25 at 100.00	AA	3,707,850
3,345	5.000%, 6/01/35	6/25 at 100.00	AA	3,888,696
	Oak Island, North Carolina, Enterprise System Revenue Bonds, Refunding Series 2017:
1,215	5.000%, 6/01/27	No Opt. Call	AA	1,546,889
1,335	5.000%, 6/01/28	6/27 at 100.00	AA	1,684,143
1,000	5.000%, 6/01/33	6/27 at 100.00	AA	1,229,920
	Onslow County, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series 2016:
600	5.000%, 12/01/25	No Opt. Call	Aa3	737,760
940	5.000%, 12/01/28	12/26 at 100.00	Aa3	1,177,237

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 2,805	Sanford, North Carolina, Enterprise Systems Revenue Bonds, Refunding Series 2019, 4.000%, 6/01/45	6/29 at 100.00	Aa3	$3,292,116
	Union County, North Carolina, Enterprise System Revenue Bonds, Series 2015:
1,020	5.000%, 6/01/31	12/25 at 100.00	AA+	1,238,923
500	5.000%, 6/01/32	12/25 at 100.00	AA+	605,735
	Union County, North Carolina, Enterprise System Revenue Bonds, Series 2017:
400	5.000%, 6/01/24	No Opt. Call	AA+	466,004
400	5.000%, 6/01/28	6/27 at 100.00	AA+	510,712
1,400	Union County, North Carolina, Enterprise System Revenue Bonds, Series 2019A, 4.000%, 6/01/44	6/29 at 100.00	AA+	1,648,556
	Winston-Salem, North Carolina, Water and Sewer System Revenue Bonds, Refunding Series 2016A:
1,150	5.000%, 6/01/25	No Opt. Call	AAA	1,397,009
2,800	5.000%, 6/01/26	No Opt. Call	AAA	3,520,888
365	5.000%, 6/01/29	6/26 at 100.00	AAA	451,961
62,500	Total Utilities			76,042,751
$ 639,794	Total Long-Term Investments (cost $645,131,627)			700,950,870
	Floating Rate Obligations – (1.3)%			(9,255,000)
	Other Assets Less Liabilities – 2.5%			17,895,739
	Net Assets – 100%			$ 709,591,609
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
November 30, 2020
(Unaudited)
	Georgia	Louisiana	North Carolina
Assets
Long-term investments, at value (cost $183,568,790, $194,501,989 and $645,131,627, respectively)	$194,808,197	$203,794,486	$700,950,870
Short-term investments, at value (cost $301,472, $300,000 and $—, respectively)	312,219	300,000	—
Cash	—	3,220,218	9,906,964
Receivable for:
Interest	2,280,621	2,883,256	8,601,521
Investments sold	—	2,455,000	—
Shares sold	391,596	571,285	1,048,516
Other assets	3,534	3,511	64,396
Total assets	197,796,167	213,227,756	720,572,267
Liabilities
Cash overdraft	158,592	—	—
Floating rate obligations	—	—	9,255,000
Payable for:
Dividends	66,181	78,950	276,603
Interest	—	—	69,160
Investments purchased - regular settlement	—	1,519,455	—
Investments purchased - when-issued/delayed-delivery settlement	1,154,020	1,129,510	—
Shares redeemed	199,448	235,463	780,628
Accrued expenses:
Management fees	79,692	85,480	277,189
Shareholder servicing agent fees	36,411	20,253	106,126
Trustees fees	609	675	60,015
12b-1 distribution and service fees	27,152	36,988	56,175
Other	54,406	56,934	99,762
Total liabilities	1,776,511	3,163,708	10,980,658
Net assets	$196,019,656	$210,064,048	$709,591,609

Class A Shares
Net assets	$127,600,435	$144,127,472	$242,490,798
Shares outstanding	11,404,865	12,628,618	21,378,363
Net asset value ("NAV") per share	$ 11.19	$ 11.41	$ 11.34
Offering price per share (NAV per share plus maximum sales charge of 4.20% of offering price)	$ 11.68	$ 11.91	$ 11.84
Class C Shares
Net assets	$ 6,654,188	$ 14,012,907	$ 16,285,630
Shares outstanding	596,758	1,233,786	1,434,292
NAV and offering price per share	$ 11.15	$ 11.36	$ 11.35
Class C2 Shares
Net assets	$ 1,615,263	$ 3,248,834	$ 5,996,618
Shares outstanding	144,898	285,707	528,518
NAV and offering price per share	$ 11.15	$ 11.37	$ 11.35
Class I Shares
Net assets	$ 60,149,770	$ 48,674,835	$444,818,563
Shares outstanding	5,388,803	4,255,069	39,049,780
NAV and offering price per share	$ 11.16	$ 11.44	$ 11.39
Fund level net assets consist of:
Capital paid-in	$187,068,322	$204,064,629	$663,398,848
Total distributable earnings	8,951,334	5,999,419	46,192,761
Fund level net assets	$196,019,656	$210,064,048	$709,591,609
Authorized shares - per class	Unlimited	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01	$ 0.01
See accompanying notes to financial statements.

Statement of Operations
Six Months Ended November 30, 2020
(Unaudited)
	Georgia	Louisiana	North Carolina
Investment Income	$2,854,577	$3,699,188	$ 9,588,657
Expenses
Management fees	462,507	514,169	1,622,741
12b-1 service fees - Class A Shares	118,338	140,822	228,693
12b-1 distribution and service fees - Class C Shares	33,294	69,947	83,250
12b-1 distribution and service fees - Class C2 Shares	10,018	15,706	25,978
Shareholder servicing agent fees	46,185	32,634	145,341
Interest expense	2,282	2,177	42,901
Custodian fees	18,703	22,312	39,185
Professional fees	22,253	23,255	41,051
Trustees fees	2,602	2,923	9,521
Shareholder reporting expenses	8,947	9,435	17,117
Federal and state registration fees	6,397	6,002	21,605
Other	2,404	2,698	4,759
Total expenses	733,930	842,080	2,282,142
Net investment income (loss)	2,120,647	2,857,108	7,306,515
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(17,817)	14,129	86,845
Change in net unrealized appreciation (depreciation) of investments	4,424,243	4,489,789	11,970,518
Net realized and unrealized gain (loss)	4,406,426	4,503,918	12,057,363
Net increase (decrease) in net assets from operations	$6,527,073	$7,361,026	$19,363,878
See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)
	Georgia		Louisiana
	Six Months Ended 11/30/20	Year Ended 5/31/20	Six Months Ended 11/30/20	Year Ended 5/31/20
Operations
Net investment income (loss)	$ 2,120,647	$ 4,185,067	$ 2,857,108	$ 5,559,417
Net realized gain (loss) from investments	(17,817)	(694,518)	14,129	(405,142)
Change in net unrealized appreciation (depreciation) of investments	4,424,243	1,837,941	4,489,789	(2,731,409)
Net increase (decrease) in net assets from operations	6,527,073	5,328,490	7,361,026	2,422,866
Distributions to Shareholders
Dividends:
Class A Shares	(1,351,317)	(2,531,151)	(2,025,768)	(3,866,556)
Class C Shares	(49,329)	(102,431)	(146,426)	(294,567)
Class C2 Shares	(23,528)	(98,282)	(48,480)	(177,195)
Class I Shares	(692,190)	(1,307,984)	(704,848)	(1,322,639)
Decrease in net assets from distributions to shareholders	(2,116,364)	(4,039,848)	(2,925,522)	(5,660,957)
Fund Share Transactions
Proceeds from sale of shares	35,224,789	43,109,480	21,901,172	56,394,940
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,428,756	3,214,980	2,024,236	4,605,116
	36,653,545	46,324,460	23,925,408	61,000,056
Cost of shares redeemed	(16,069,107)	(37,406,254)	(15,768,100)	(27,597,491)
Net increase (decrease) in net assets from Fund share transactions	20,584,438	8,918,206	8,157,308	33,402,565
Net increase (decrease) in net assets	24,995,147	10,206,848	12,592,812	30,164,474
Net assets at the beginning of period	171,024,509	160,817,661	197,471,236	167,306,762
Net assets at the end of period	$196,019,656	$171,024,509	$210,064,048	$197,471,236

See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited) (continued)
	North Carolina
	Six Months Ended 11/30/20	Year Ended 5/31/20
Operations
Net investment income (loss)	$ 7,306,515	$ 13,973,947
Net realized gain (loss) from investments	86,845	(1,027,762)
Change in net unrealized appreciation (depreciation) of investments	11,970,518	7,625,959
Net increase (decrease) in net assets from operations	19,363,878	20,572,144
Distributions to Shareholders
Dividends:
Class A Shares	(2,400,664)	(4,649,136)
Class C Shares	(107,555)	(252,650)
Class C2 Shares	(54,371)	(175,386)
Class I Shares	(4,783,404)	(8,822,581)
Decrease in net assets from distributions to shareholders	(7,345,994)	(13,899,753)
Fund Share Transactions
Proceeds from sale of shares	116,240,207	176,906,484
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,710,216	10,455,848
	120,950,423	187,362,332
Cost of shares redeemed	(49,970,944)	(106,919,826)
Net increase (decrease) in net assets from Fund share transactions	70,979,479	80,442,506
Net increase (decrease) in net assets	82,997,363	87,114,897
Net assets at the beginning of period	626,594,246	539,479,349
Net assets at the end of period	$709,591,609	$ 626,594,246
See accompanying notes to financial statements.

Financial Highlights
(Unaudited)
Georgia
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (03/86)
2021(e)	$10.92	$0.13	$ 0.27	$ 0.40	$(0.13)	$ —	$(0.13)	$11.19
2020	10.81	0.27	0.10	0.37	(0.26)	—	(0.26)	10.92
2019	10.53	0.28	0.29	0.57	(0.29)	—	(0.29)	10.81
2018	10.79	0.31	(0.24)	0.07	(0.33)	—	(0.33)	10.53
2017	11.21	0.35	(0.40)	(0.05)	(0.37)	—	(0.37)	10.79
2016	11.04	0.39	0.17	0.56	(0.39)	—	(0.39)	11.21
Class C (02/14)
2021(e)	10.88	0.08	0.27	0.35	(0.08)	—	(0.08)	11.15
2020	10.77	0.18	0.10	0.28	(0.17)	—	(0.17)	10.88
2019	10.50	0.20	0.27	0.47	(0.20)	—	(0.20)	10.77
2018	10.74	0.23	(0.23)	—	(0.24)	—	(0.24)	10.50
2017	11.17	0.26	(0.41)	(0.15)	(0.28)	—	(0.28)	10.74
2016	10.99	0.29	0.19	0.48	(0.30)	—	(0.30)	11.17
Class C2 (01/94)
2021(e)	10.88	0.10	0.27	0.37	(0.10)	—	(0.10)	11.15
2020	10.77	0.20	0.11	0.31	(0.20)	—	(0.20)	10.88
2019	10.50	0.22	0.28	0.50	(0.23)	—	(0.23)	10.77
2018	10.75	0.25	(0.23)	0.02	(0.27)	—	(0.27)	10.50
2017	11.17	0.29	(0.41)	(0.12)	(0.30)	—	(0.30)	10.75
2016	11.00	0.33	0.17	0.50	(0.33)	—	(0.33)	11.17
Class I (02/97)
2021(e)	10.89	0.14	0.27	0.41	(0.14)	—	(0.14)	11.16
2020	10.78	0.29	0.10	0.39	(0.28)	—	(0.28)	10.89
2019	10.50	0.30	0.28	0.58	(0.30)	—	(0.30)	10.78
2018	10.75	0.33	(0.24)	0.09	(0.34)	—	(0.34)	10.50
2017	11.18	0.37	(0.42)	(0.05)	(0.38)	—	(0.38)	10.75
2016	11.00	0.41	0.18	0.59	(0.41)	—	(0.41)	11.18

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

3.65%	$127,600	0.82%*	0.82%*	2.28%*	1%
3.42	107,819	0.83	0.83	2.43	15
5.48	100,544	0.84	0.84	2.68	19
0.63	95,507	0.85	0.83	2.96	19
(0.57)	94,199	0.84	0.82	3.23	20
5.28	96,938	0.83	0.82	3.50	16

3.24	6,654	1.62*	1.62*	1.49*	1
2.59	6,851	1.63	1.63	1.63	15
4.54	6,347	1.64	1.64	1.88	19
(0.03)	8,670	1.65	1.63	2.15	19
(1.39)	9,558	1.64	1.62	2.43	20
4.45	8,325	1.62	1.61	2.65	16

3.39	1,615	1.37*	1.37*	1.77*	1
2.87	4,256	1.38	1.38	1.88	15
4.80	6,658	1.39	1.39	2.13	19
0.16	15,932	1.40	1.38	2.40	19
(1.07)	19,518	1.39	1.37	2.68	20
4.64	28,958	1.38	1.37	2.96	16

3.75	60,150	0.62*	0.62*	2.48*	1
3.60	52,098	0.63	0.63	2.63	15
5.68	47,268	0.64	0.64	2.87	19
0.89	36,896	0.65	0.63	3.14	19
(0.41)	48,488	0.64	0.62	3.43	20
5.47	46,953	0.63	0.62	3.69	16
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives and the interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(e)	For the six months ended November 30, 2020.
*	Annualized.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
Louisiana
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (09/89)
2021(e)	$11.17	$0.16	$ 0.24	$ 0.40	$(0.16)	$ —	$(0.16)	$11.41
2020	11.32	0.34	(0.14)	0.20	(0.35)	—	(0.35)	11.17
2019	11.05	0.37	0.26	0.63	(0.36)	—	(0.36)	11.32
2018	11.19	0.38	(0.14)	0.24	(0.38)	—	(0.38)	11.05
2017	11.62	0.40	(0.44)	(0.04)	(0.39)	—	(0.39)	11.19
2016	11.40	0.41	0.24	0.65	(0.43)	—	(0.43)	11.62
Class C (02/14)
2021(e)	11.11	0.11	0.26	0.37	(0.12)	—	(0.12)	11.36
2020	11.26	0.25	(0.15)	0.10	(0.25)	—	(0.25)	11.11
2019	11.00	0.28	0.25	0.53	(0.27)	—	(0.27)	11.26
2018	11.13	0.29	(0.13)	0.16	(0.29)	—	(0.29)	11.00
2017	11.56	0.31	(0.44)	(0.13)	(0.30)	—	(0.30)	11.13
2016	11.35	0.32	0.23	0.55	(0.34)	—	(0.34)	11.56
Class C2 (02/94)
2021(e)	11.12	0.13	0.25	0.38	(0.13)	—	(0.13)	11.37
2020	11.27	0.28	(0.15)	0.13	(0.28)	—	(0.28)	11.12
2019	11.00	0.31	0.25	0.56	(0.29)	—	(0.29)	11.27
2018	11.14	0.32	(0.15)	0.17	(0.31)	—	(0.31)	11.00
2017	11.56	0.34	(0.44)	(0.10)	(0.32)	—	(0.32)	11.14
2016	11.35	0.35	0.23	0.58	(0.37)	—	(0.37)	11.56
Class I (02/97)
2021(e)	11.19	0.17	0.25	0.42	(0.17)	—	(0.17)	11.44
2020	11.34	0.36	(0.14)	0.22	(0.37)	—	(0.37)	11.19
2019	11.08	0.40	0.24	0.64	(0.38)	—	(0.38)	11.34
2018	11.22	0.41	(0.15)	0.26	(0.40)	—	(0.40)	11.08
2017	11.64	0.43	(0.44)	(0.01)	(0.41)	—	(0.41)	11.22
2016	11.43	0.44	0.23	0.67	(0.46)	—	(0.46)	11.64

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

3.63%	$144,127	0.80%*	0.80%*	2.81%*	6%
1.73	135,199	0.82	0.81	3.00	8
5.81	110,922	0.85	0.84	3.39	14
2.16	100,312	0.85	0.84	3.45	20
(0.34)	94,149	0.84	0.83	3.57	16
5.82	90,958	0.84	0.84	3.61	5

3.33	14,013	1.60*	1.60*	2.01*	6
0.90	13,866	1.62	1.61	2.20	8
4.88	11,797	1.65	1.64	2.58	14
1.43	10,645	1.65	1.64	2.65	20
(1.14)	9,482	1.64	1.63	2.77	16
4.93	7,910	1.64	1.64	2.77	5

3.43	3,249	1.35*	1.35*	2.26*	6
1.15	5,224	1.37	1.36	2.46	8
5.20	9,066	1.40	1.39	2.84	14
1.56	14,831	1.40	1.39	2.90	20
(0.83)	17,554	1.39	1.38	3.01	16
5.21	22,467	1.39	1.39	3.07	5

3.82	48,675	0.60*	0.60*	3.01*	6
1.94	43,182	0.62	0.61	3.20	8
5.93	35,521	0.65	0.64	3.58	14
2.37	27,716	0.65	0.64	3.65	20
(0.04)	22,901	0.65	0.64	3.79	16
5.94	14,231	0.64	0.64	3.80	5

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives and the interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(e)	For the six months ended November 30, 2020.
*	Annualized.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
North Carolina
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (03/86)
2021(e)	$11.14	$0.12	$ 0.20	$ 0.32	$(0.12)	$ —	$(0.12)	$11.34
2020	10.99	0.25	0.15	0.40	(0.25)	—	(0.25)	11.14
2019	10.69	0.28	0.31	0.59	(0.29)	—	(0.29)	10.99
2018	10.94	0.30	(0.24)	0.06	(0.31)	—	(0.31)	10.69
2017	11.21	0.32	(0.27)	0.05	(0.32)	—	(0.32)	10.94
2016	10.95	0.34	0.26	0.60	(0.34)	—	(0.34)	11.21
Class C (02/14)
2021(e)	11.15	0.07	0.20	0.27	(0.07)	—	(0.07)	11.35
2020	11.00	0.16	0.15	0.31	(0.16)	—	(0.16)	11.15
2019	10.69	0.19	0.32	0.51	(0.20)	—	(0.20)	11.00
2018	10.94	0.21	(0.24)	(0.03)	(0.22)	—	(0.22)	10.69
2017	11.20	0.23	(0.26)	(0.03)	(0.23)	—	(0.23)	10.94
2016	10.95	0.25	0.25	0.50	(0.25)	—	(0.25)	11.20
Class C2 (10/93)
2021(e)	11.15	0.09	0.20	0.29	(0.09)	—	(0.09)	11.35
2020	11.00	0.19	0.15	0.34	(0.19)	—	(0.19)	11.15
2019	10.70	0.22	0.31	0.53	(0.23)	—	(0.23)	11.00
2018	10.94	0.24	(0.23)	0.01	(0.25)	—	(0.25)	10.70
2017	11.21	0.26	(0.28)	(0.02)	(0.25)	—	(0.25)	10.94
2016	10.95	0.28	0.26	0.54	(0.28)	—	(0.28)	11.21
Class I (02/97)
2021(e)	11.19	0.13	0.20	0.33	(0.13)	—	(0.13)	11.39
2020	11.04	0.28	0.15	0.43	(0.28)	—	(0.28)	11.19
2019	10.74	0.30	0.31	0.61	(0.31)	—	(0.31)	11.04
2018	10.98	0.32	(0.23)	0.09	(0.33)	—	(0.33)	10.74
2017	11.26	0.34	(0.28)	0.06	(0.34)	—	(0.34)	10.98
2016	10.99	0.36	0.27	0.63	(0.36)	—	(0.36)	11.26

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

2.87%	$242,491	0.78%*	0.77%*	2.09%*	4%
3.68	212,327	0.80	0.77	2.28	7
5.59	189,556	0.82	0.78	2.59	24
0.55	174,257	0.81	0.78	2.77	19
0.43	166,079	0.79	0.77	2.88	15
5.57	177,219	0.79	0.78	3.07	6

2.46	16,286	1.58*	1.57*	1.29*	4
2.85	17,209	1.60	1.57	1.48	7
4.80	17,622	1.62	1.58	1.79	24
(0.28)	19,364	1.61	1.58	1.97	19
(0.30)	20,612	1.59	1.57	2.09	15
4.63	13,415	1.59	1.58	2.25	6

2.60	5,997	1.33*	1.32*	1.55*	4
3.12	8,463	1.35	1.32	1.73	7
5.00	12,229	1.37	1.33	2.02	24
0.09	23,548	1.36	1.33	2.22	19
(0.15)	28,499	1.34	1.32	2.34	15
4.97	36,986	1.34	1.33	2.53	6

2.97	444,819	0.58*	0.57*	2.29*	4
3.89	388,595	0.60	0.57	2.48	7
5.77	320,072	0.62	0.58	2.80	24
0.87	291,153	0.61	0.58	2.97	19
0.55	287,086	0.59	0.57	3.09	15
5.81	261,979	0.59	0.58	3.27	6

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives and the interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(e)	For the six months ended November 30, 2020.
*	Annualized.
See accompanying notes to financial statements.

Notes to Financial Statements
(Unaudited)
1.  General Information
Trust and Fund Information
The Nuveen Multistate Trust III (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust is comprised of Nuveen Georgia Municipal Bond Fund (“Georgia”), Nuveen Louisiana Municipal Bond Fund (“Louisiana”) and Nuveen North Carolina Municipal Bond Fund (“North Carolina”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.
The end of the reporting period for the Funds is November 30, 2020, and the period covered by these Notes to Financial Statements is the six months ended November 30, 2020 (the "current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A shares purchases of $250,000 or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purpose of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C and Class C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares are sold without an up-front sales charge.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds' normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investment and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes the accretion of discounts and the amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative value of the settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 - Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Reference Rate Reform
In March 2020, FASB issued Accounting Standards Update ("ASU") 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only changes to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the optional expedients as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the optional expedients, but is currently assessing the impact of the ASU’s adoption to the Funds' financial statements and various filings.
3.  Investment Valuation and Fair Value Measurements
The Funds' investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Notes to Financial Statements (Unaudited) (continued)
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and are generally classified as Level 2.
Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2.
Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds' investments as of the end of the reporting period, based on the inputs used to value them:
Georgia	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$194,519,979	$288,218**	$194,808,197
Short-Term Investments*:
Municipal Bonds	—	—	312,219**	312,219
Total	$ —	$194,519,979	$600,437	$195,120,416

Louisiana	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$201,289,858	$ —	$201,289,858
Common Stocks	—	2,504,628***	—	2,504,628
Short-Term Investments*:
Municipal Bonds	—	300,000	—	300,000
Total	$ —	$204,094,486	$ —	$204,094,486

North Carolina	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$700,950,870	$ —	$700,950,870

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 3.
***	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “In-

verse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB)  –  Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF)  –  Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations Outstanding	Georgia	Louisiana	North Carolina
Floating rate obligations: self-deposited Inverse Floaters	$ —	$ —	$9,255,000
Floating rate obligations: externally-deposited Inverse Floaters	5,720,000	—	—
Total	$5,720,000	$ —	$9,255,000
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rates and fees related to self-deposited Inverse Floaters, were as follows:
Self-Deposited Inverse Floaters	Georgia	Louisiana	North Carolina
Average floating rate obligations outstanding	$ —	$ —	$9,255,000
Average annual interest rate and fees	—%	—%	0.75%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that

Notes to Financial Statements (Unaudited) (continued)
were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund's maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations - Recourse Trusts	Georgia	Louisiana	North Carolina
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$ —	$ —	$9,255,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	5,720,000	—	—
Total	$5,720,000	$ —	$9,255,000
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period, were as follows:
	Georgia	Louisiana	North Carolina
Purchases	$26,653,267	$21,389,484	$103,054,351
Sales and maturities	1,203,123	11,395,123	24,955,000
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Six Months Ended 11/30/20		Year Ended 5/31/20
Georgia	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,302,011	$ 25,492,891	2,405,598	$ 26,305,397
Class A – automatic conversion of Class C2 Shares	601	6,649	1,199	13,236
Class C	49,524	547,474	108,422	1,181,581
Class C2	1,898	20,808	2,137	23,380
Class I	827,970	9,156,967	1,426,613	15,585,886
Shares issued to shareholders due to reinvestment of distributions:
Class A	83,744	929,731	185,744	2,038,891
Class C	3,255	36,026	8,290	90,656
Class C2	1,356	14,998	5,923	64,799
Class I	40,439	448,001	93,224	1,020,634
	3,310,798	36,653,545	4,237,150	46,324,460
Shares redeemed:
Class A	(855,281)	(9,467,379)	(2,018,458)	(21,935,043)
Class C	(85,617)	(941,419)	(76,196)	(830,756)
Class C2	(248,978)	(2,753,895)	(233,711)	(2,557,408)
Class C2 – automatic conversion to Class A Shares	(603)	(6,649)	(1,203)	(13,236)
Class I	(262,393)	(2,899,765)	(1,121,069)	(12,069,811)
	(1,452,872)	(16,069,107)	(3,450,637)	(37,406,254)
Net increase (decrease)	1,857,926	$ 20,584,438	786,513	$ 8,918,206

Notes to Financial Statements (Unaudited) (continued)
	Six Months Ended 11/30/20		Year Ended 5/31/20
Louisiana	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,195,613	$ 13,496,251	3,118,151	$ 35,466,121
Class C	113,298	1,272,735	320,409	3,625,154
Class C2	1,579	17,735	20,730	233,710
Class I	627,639	7,114,451	1,489,933	17,069,955
Shares issued to shareholders due to reinvestment of distributions:
Class A	123,171	1,392,075	274,312	3,111,409
Class C	9,489	106,753	22,028	248,601
Class C2	3,179	35,794	12,469	141,101
Class I	43,214	489,614	97,119	1,104,005
	2,117,182	23,925,408	5,355,151	61,000,056
Shares redeemed:
Class A	(798,544)	(9,011,115)	(1,085,074)	(12,195,312)
Class C	(136,782)	(1,536,600)	(142,268)	(1,591,449)
Class C2	(188,638)	(2,120,410)	(367,889)	(4,177,353)
Class I	(274,189)	(3,099,975)	(859,850)	(9,633,377)
	(1,398,153)	(15,768,100)	(2,455,081)	(27,597,491)
Net increase (decrease)	719,029	$ 8,157,308	2,900,070	$ 33,402,565

	Six Months Ended 11/30/20		Year Ended 5/31/20
North Carolina	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,015,366	$ 45,189,762	4,867,109	$ 53,975,989
Class A – automatic conversion of Class C2 Shares	29,520	331,774	23,866	268,495
Class C	67,092	759,404	242,460	2,684,208
Class C2	940	10,517	13,786	152,733
Class I	6,198,406	69,948,750	10,756,385	119,825,059
Shares issued to shareholders due to reinvestment of distributions:
Class A	159,332	1,795,324	370,974	4,131,468
Class C	6,730	75,914	19,101	212,870
Class C2	3,568	40,217	12,908	143,845
Class I	247,319	2,798,761	533,646	5,967,665
	10,728,273	120,950,423	16,840,235	187,362,332
Shares redeemed:
Class A	(1,885,012)	(21,181,814)	(3,444,788)	(37,931,087)
Class C	(182,855)	(2,063,899)	(320,205)	(3,569,383)
Class C2	(205,794)	(2,321,543)	(355,289)	(3,959,958)
Class C2 – automatic conversion to Class A Shares	(29,511)	(331,774)	(23,853)	(268,495)
Class I	(2,129,716)	(24,071,914)	(5,545,685)	(61,190,903)
	(4,432,888)	(49,970,944)	(9,689,820)	(106,919,826)
Net increase (decrease)	6,295,385	$ 70,979,479	7,150,415	$ 80,442,506
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund's investment portfolio, as determined on a federal income tax basis, as of November 30, 2020.
	Georgia	Louisiana	North Carolina
Tax cost of investments	$183,808,341	$194,563,751	$635,874,278
Gross unrealized:
Appreciation	$ 14,260,525	$ 11,423,576	$ 56,050,589
Depreciation	(2,948,450)	(1,892,841)	(229,039)
Net unrealized appreciation (depreciation) of investments	$ 11,312,075	$ 9,530,735	$ 55,821,550
Permanent differences, primarily due to taxable market discount, resulted in reclassifications among the Funds' components of net assets as of May 31, 2020, the Funds' last tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2020, the Funds' last tax year end, were as follows:
	Georgia	Louisiana	North Carolina
Undistributed net tax-exempt income[1]	$157,682	$288,724	$220,844
Undistributed net ordinary income[2]	642	3,069	5,389
Undistributed net long-term capital gains	—	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2020 through May 31, 2020, and paid on June 1, 2020.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds' last tax year ended May 31, 2020 was designated for purposes of the dividends paid deduction as follows:
	Georgia	Louisiana	North Carolina
Distributions from net tax-exempt income	$4,039,285	$5,655,919	$13,899,753
Distributions from net ordinary income[2]	563	5,038	—
Distributions from net long-term capital gains	—	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
As of May 31, 2020, the Funds' last tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	Georgia	Louisiana	North Carolina
Not subject to expiration:
Short-term	$1,857,381	$3,017,750	$5,838,593
Long-term	307,123	224,837	2,921,950
Total	$2,164,504	$3,242,587	$8,760,543
During the Funds’ last tax year ended May 31, 2020, Louisiana utilized $17,731 of its capital loss carryforward.
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Notes to Financial Statements (Unaudited) (continued)
Average Daily Net Assets	Georgia	Louisiana	North Carolina
For the first $125 million	0.3500%	0.3500%	0.3500%
For the next $125 million	0.3375	0.3375	0.3375
For the next $250 million	0.3250	0.3250	0.3250
For the next $500 million	0.3125	0.3125	0.3125
For the next $1 billion	0.3000	0.3000	0.3000
For the next $3 billion	0.2750	0.2750	0.2750
For the next $5 billion	0.2500	0.2500	0.2500
For net assets over $10 billion	0.2375	0.2375	0.2375
The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of November 30, 2020, the complex-level fee for each Fund was 0.1561%.
Distribution and Service Fees
Each Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.20% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C2 Shares incur a 0.55% annual 12b-1distribution fee and a 0.20% annual 12b-1 service fee. Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Funds and establishing and maintaining shareholder accounts.
Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board ("cross-trade"). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.
During the current fiscal period, the Funds did not engage in cross-trades pursuant to these procedures.
During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Georgia	Louisiana	North Carolina
Sales charges collected	$119,426	$135,213	$231,693
Paid to financial intermediaries	116,239	128,568	222,780
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Georgia	Louisiana	North Carolina
Commission advances	$100,865	$95,279	$172,525
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Georgia	Louisiana	North Carolina
12b-1 fees retained	$5,452	$14,649	$12,880
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Georgia	Louisiana	North Carolina
CDSC retained	$ —	$19,959	$2,680
8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.405 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multifactor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2021 unless extended or renewed.
The credit facility has the following terms: a 0.10% upfront fee, 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% (1.00% prior to June 24, 2020) per annum or (b) the Fed Funds rate plus 1.25% (1.00% prior to June 24, 2020) per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.
9.  Subsequent Events
Class C Shares and C2 Shares
Effective March 1, 2021, Class C and Class C2 Shares will automatically convert to Class A Shares eight years after purchase.

Additional Fund Information
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.
Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either directly through certain borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The calculation of the Effective Leverage Ratio reflects borrowings effected on a long-term basis for investment purposes, but excludes borrowings that may occur, on a transient basis, in connection with a Fund’s day-to-day operations primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades.
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
Lipper Other States Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Municipal Debt Funds Classification. Shareholders should note that the performance of the Lipper Other States Municipal Debt Funds Classification Average represents the overall average of returns for funds from multiple states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Pre-Refundings: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher

Glossary of Terms Used in this Report (continued)
yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Notes

Notes

Notes

Nuveen:
Serving Investors for Generations
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Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com    MSA-MS5-1120P1466050-INV-B-01/22

Mutual Funds
30 November 2020
Nuveen Municipal
Bond Funds
Fund Name	Class A	Class C	Class C2	Class I
Nuveen Tennessee Municipal Bond Fund	FTNTX	FTNDX	FTNCX	FTNRX
As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will not be sent to you by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
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Table
of Contents

3

Chair’s Letter to Shareholders
Dear Shareholders,
As 2020 draws to a close, the concerns that dominated much of the year are beginning to show signs of easing. COVID-19 vaccines are being administered around the world, with several of the vaccine candidates announcing high efficacy rates during their phase 3 trials. Markets took a generally positive view of Joe Biden winning the Electoral College, with Congress’s final confirmation of the Electoral College vote on January 7, 2021. The U.S. economy has made a significant, although incomplete, turnaround from the depths of a historic recession. In late December, the U.S. government enacted another $900 billion in aid to individuals and businesses, extending some of the programs enacted earlier in the crisis. Ongoing fiscal and monetary stimulus along with widening vaccine distribution have bolstered confidence that a semblance of normalcy can return in 2021.
While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue into the New Year. COVID-19 cases are still alarmingly high in some regions, and the renewed restrictions on social and business activity taken by local and, in some cases, national authorities will undoubtedly hinder the economy’s momentum. The pandemic’s course can still be unpredictable. The timeline of vaccine rollouts depends on many variables, public confidence can shift and real-world efficacy remains to be seen. Additionally, after Democrats won both of Georgia’s Senate run-off elections, which provided them with a democratic majority (the Democratic Vice President-elect casts the tie breaking vote in a 50/50 split Senate), this changing political landscape may cause investment outlooks to shift. Nevertheless, short-term market fluctuations can provide opportunities to invest in new ideas as well as upgrade existing positioning, within our goal of providing long-term value for our shareholders.
The New Year can be an opportune time to assess your portfolio’s resilience and readiness for what may come next. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
January 21, 2021

4

Portfolio Manager's Comments
Nuveen Tennessee Municipal Bond Fund
The Fund features portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Portfolio manager Daniel J. Close, CFA, reviews key investment strategies and the performance of the Nuveen Tennessee Municipal Bond Fund. Dan has managed the Tennessee Fund since 2007.
On May 21, 2020, the Board of Trustees of Nuveen Multistate Trust III and Nuveen Municipal Trust approved the reorganization of the Nuveen Tennessee Municipal Bond Fund (the “Target Fund”) into the Nuveen All-American Municipal Bond Fund (the “Acquiring Fund”). The proposed reorganization was approved at a special meeting of the Target Fund’s shareholders held on September 28, 2020. The reorganization was completed after the close of business on January 8, 2021 (subsequent to the close of the reporting period).
An Update on COVID-19 Coronavirus and its Impact on the Securities Markets
Renewed COVID-19 coronavirus outbreaks across the U.S. and Europe prompted tightening COVID-19 restrictions at the local and, in some cases, national levels during the fall of 2020, weighing on short-term economic indicators. Additionally, certain government programs supporting businesses and workers are expiring with little clarity on extensions or replacement options. In late December 2020 (subsequent to the close of this reporting period), the U.S. government approved a $900 billion relief package. In November 2020, three vaccine trials announced successful results, paving the way for selective distribution at year end 2020 and inoculation of the wider public during 2021.
Markets rallied on optimism for normalization in daily life and in the economy, furthering the recovery from the March 2020 sell-off. Although the detection of the virus in China was made public in December 2019, markets did not start to fully acknowledge the risks and potential economic impact until the latter portion of February 2020, when outbreaks outside of China were first reported. Global stock markets sold off severely, with the S&P 500® index reaching a bear market (a 20% drop from the previous high) within three weeks, the fastest bear market decline in history. Even certain parts of the bond market suffered; below investment grade municipal and corporate bonds generally dropped the furthest, mostly out of concerns for the continued financial stability of lower quality issuers. Demand for safe-haven assets, along with mounting recession fears, drove the yield on the 10-year U.S. Treasury note to 0.5% in March 2020, an all-time low. Additionally, oil prices collapsed to an 18-year low on supply glut concerns, as shutdowns across the global economy sharply reduced oil demand, although oil prices have recovered to well above those lows.
While most markets have recovered most of their losses, volatility will likely remain elevated until the health crisis itself is under control (via fewer new cases, lower infection rates and/or verified treatments or widespread vaccination). The situation remains fluid, given production and logistical challenges with rolling out the vaccine as well as public trust in it, and new information is incoming daily, compounding the difficulty of modeling outcomes for epidemiologists and economists alike.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody's) or Fitch, Inc (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national ratings agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
5

Portfolio Manager's Comments (continued)
Nuveen Fund Advisors, LLC, and our portfolio management teams are monitoring the situation carefully and continuously refining our views and approaches to managing the Funds to best pursue investment objectives while mitigating risks through all market environments.
How did the Fund perform during the six-month reporting period ended November 30, 2020?
The table in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide the Fund’s total return performance information for each share class of the Fund for the period ended November 30, 2020. The Fund’s Class A Shares at net asset value (NAV) are compared with the performance of its corresponding benchmark and Lipper classification average.
The Class A Shares of the Nuveen Tennessee Municipal Bond Fund slightly underperformed the S&P Municipal Bond Index for the six-month reporting period ended November 30, 2020, while outperforming its Lipper classification average.
What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance during the six-month reporting period ended November 30, 2020?
The investment objective of the Fund is to provide as high a level of current income exempt from regular federal, state and in some cases, local income taxes as is consistent with preservation of capital.
Below we highlight the specific factors influencing the Fund’s investment strategy, as well as how we managed the portfolio in light of recent market conditions.
Sector positioning detracted most from relative performance, primarily due to the Fund’s overweighting in pre-refunded bonds. As interest rates declined and investors’ appetite for riskier securities increased, these high quality, short-term securities underperformed.
The Fund’s overall duration (interest rate) positioning was another slight performance detractor. The key headwind was the Fund’s overweighting in securities with short effective durations (zero to two years), which lagged more rate sensitive, longer-term bonds.
In contrast, credit rating allocation contributed to the Fund’s relative performance. An overweight in lower investment grade bonds (rated A and BBB) helped because these higher yielding securities outperformed amid investors’ increased appetite for risk and search for yield. An accompanying underweighting in AAA and AA rated securities also added value, given that bonds in these two highest credit quality tiers were overall relative underperformers.
Individual security selection further boosted the Fund’s performance, mainly due to holdings in tender option bonds (TOBs). These longer dated securities generally outperformed as interest rates declined.
During the reporting period, the Fund received notable proceeds from bond maturities and calls. With these assets, management satisfied shareholder outflows from the portfolio while also purchasing new securities. Acquisitions focused on Tennessee bonds across a range of sectors, including the water/sewer, health care, airport and utility areas.
Typically, purchases for the Fund occurred in the primary municipal bond market and featured securities with intermediate to long durations and lower investment grade credit ratings. Most portfolio additions carried coupons in the range of 4-5%, which management viewed as offering yield advantages relative to similarly structured, lower coupon debt.
The Fund periodically sold bonds during the reporting period, generally selling bonds held at a loss. With these sales, the Fund harvested tax losses, enhancing the Fund’s income earning capability and seeking to make the portfolio more tax efficient. Some pre-refunded holdings also were sold when management felt the securities’ biggest upside potential had been realized.
6

Risk Considerations and Dividend Information
Risk Considerations
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, is subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund's use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund's exposure to volatility and interest rate risk.
Dividend Information
The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6  –  Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by the Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of the Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6  –  Income Tax Information within the Notes to Financial Statements of this report.
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8

Fund Performance, Expense Ratios and Effective Leverage Ratios
The Fund Performance, Expense Ratios and Effective Leverage Ratios for the Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund's most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses.
Effective Leverage Ratios
Leverage is created whenever the Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of its investment capital. The effective leverage ratio shown for the Fund is the amount of investment exposure created either directly through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The Fund may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades. Such incidental borrowings, described generally in Notes to Financial Statements, Note 8—Borrowing Arrangements, are excluded from the calculation of the Fund’s effective leverage ratio.
9

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Tennessee Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Retuns as of November 30, 2020*
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	11/2/87	3.07%	3.57%	3.02%	3.98%	0.89%
Class A Shares at maximum Offering Price	11/2/87	(1.24)%	(0.80)%	2.15%	3.53%	-
S&P Municipal Bond Index	-	3.12%	4.68%	3.85%	4.40%	-
Lipper Other States Municipal Debt Funds Classification Average	-	2.85%	3.84%	2.98%	3.59%	-
Class C2 Shares	10/4/93	2.78%	3.08%	2.47%	3.41%	1.44%
Class I Shares	2/6/97	3.18%	3.87%	3.24%	4.19%	0.69%

	Total Returns as of November 30, 2020*
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	2.66%	2.82%	2.19%	2.82%	1.69%
*       Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Effective March 1, 2021, Class C and Class C2 Shares will automatically convert to Class A Shares eight years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of November 30, 2020

Effective Leverage Ratio	10.01%
10

Yields    as of November 30, 2020
Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.
The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at an assumed tax rate. Your actual combined federal and state income tax rates may differ from the assumed rate. Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.
Nuveen Tennessee Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.85%	2.18%	2.43%	3.19%
SEC 30-Day Yield	0.92%	0.17%	0.45%	1.15%
Taxable-Equivalent Yield (41.8%)[2]	1.58%	0.29%	0.77%	1.98%
1         The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.
2         The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate shown in the respective table above.
11

Holding Summaries    as of November 30, 2020
This data relates to the securities held in the Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Nuveen Tennessee Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	108.4%
Other Assets Less Liabilities	0.7%
Net Assets Plus Floating Rate Obligations	109.1%
Floating Rate Obligations	(9.1)%
Net Assets	100%

States and Territories (% of total municipal bonds)
Tennessee	97.9%
Puerto Rico	2.1%
Total	100%
Portfolio Composition (% of total investments)
Utilities	30.5%
Tax Obligation/Limited	14.9%
Health Care	14.2%
U.S. Guaranteed	12.9%
Water and Sewer	5.9%
Transportation	5.8%
Tax Obligation/General	5.8%
Education and Civic Organizations	5.1%
Other	4.9%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	12.4%
AAA	2.5%
AA	47.0%
A	25.4%
BBB	8.2%
N/R (not rated)	4.5%
Total	100%
12

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples below do not include the interest and related expenses from inverse floaters that are reflected in the financial statements later within this report, when applicable.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended November 30, 2020.
The beginning of the period is June 1, 2020.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Tennessee Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,030.67	$1,026.58	$1,027.83	$1,031.77
Expenses Incurred During the Period	$ 4.58	$ 8.64	$ 7.37	$ 3.57
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.56	$1,016.55	$1,017.80	$1,021.56
Expenses Incurred During the Period	$ 4.56	$ 8.59	$ 7.33	$ 3.55
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.90%, 1.70%, 1.45% and 0.70% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
13

Shareholder Meeting Report
A special meeting of shareholders was held on September 10, 2020 for the Nuveen Tennessee Municipal Bond Fund. The meeting was held virtually due to public health concerns regarding the ongoing COVID-19 pandemic; at this meeting Nuveen Tennessee Municipal Bond Fund shareholders were asked to approve the reorganization of their fund into the Nuveen All-American Municipal Bond Fund. The meeting was subsequently adjourned to September 28, 2020. On September 28, 2020, shareholders of the Fund approved the proposal to reorganize their Fund. The reorganization is expected to close after the close of business on or about January 8, 2021.

To approve consolidation of the Target Fund into Nuveen All-American Municipal Bond Fund
For	16,344,752
Against	826,544
Abstain	814,957
Total	17,986,253
14

Nuveen Tennessee Municipal Bond Fund
Portfolio of Investments    November 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 108.4%
	MUNICIPAL BONDS – 108.4%
	Education and Civic Organizations – 5.5%
$ 900	Franklin County Health and Educational Facilities Board, Tennessee, Revenue Bonds, University of the South, Refunding & Improvement Series 2014, 5.000%, 9/01/29	9/22 at 100.00	A+	$970,074
	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012:
660	5.000%, 11/01/27	11/21 at 100.00	A	679,833
1,300	5.000%, 11/01/28	11/21 at 100.00	A	1,338,038
1,295	5.000%, 11/01/29	11/21 at 100.00	A	1,331,623
1,495	5.000%, 11/01/30	11/21 at 100.00	A	1,535,649
710	5.000%, 11/01/31	11/21 at 100.00	A	728,865
1,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Knowledge Academy Charter School, Series 2017A, 4.625%, 6/15/27, 144A (4)	No Opt. Call	N/R	600,000
	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Lipscomb University, Refunding & Improvement Series 2016A:
610	5.000%, 10/01/30	10/26 at 100.00	BBB	669,804
640	5.000%, 10/01/31	10/26 at 100.00	BBB	699,277
670	5.000%, 10/01/32	10/26 at 100.00	BBB	729,677
705	5.000%, 10/01/33	10/26 at 100.00	BBB	765,087
745	5.000%, 10/01/34	10/26 at 100.00	BBB	806,984
780	5.000%, 10/01/35	10/26 at 100.00	BBB	843,515
2,750	5.000%, 10/01/45	10/26 at 100.00	BBB	2,918,300
3,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Lipscomb University, Refunding & Improvement Series 2019A, 5.250%, 10/01/58	10/29 at 100.00	BBB	3,282,600
515	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Rocketship Education Project, Series 2017E, 5.375%, 6/01/52, 144A	6/26 at 100.00	N/R	556,756
	Shelby County Health, Educational and Housing Facility Board, Tennessee, Educational Facilities Revenue Bonds, Rhodes College, Series 2015:
700	5.000%, 8/01/40	8/25 at 100.00	A+	796,677
1,000	5.000%, 8/01/45	8/25 at 100.00	A+	1,127,080
19,475	Total Education and Civic Organizations			20,379,839
15

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care – 15.4%
	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds, CommonSpirit Health, Series 2019A-2:
$ 100	5.000%, 8/01/31	8/29 at 100.00	BBB+	$126,833
100	5.000%, 8/01/32	8/29 at 100.00	BBB+	125,814
105	5.000%, 8/01/33	8/29 at 100.00	BBB+	131,388
100	5.000%, 8/01/35	8/29 at 100.00	BBB+	124,492
100	5.000%, 8/01/37	8/29 at 100.00	BBB+	123,712
835	5.000%, 8/01/44	8/29 at 100.00	BBB+	1,006,100
2,310	5.000%, 8/01/49	8/29 at 100.00	BBB+	2,759,226
	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2014A:
500	5.000%, 10/01/34	10/24 at 100.00	BBB	550,695
1,575	5.000%, 10/01/44	10/24 at 100.00	BBB	1,711,552
	Greeneville Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Ballad Health, Series 2018A:
2,000	5.000%, 7/01/36	7/28 at 100.00	A	2,424,660
2,395	5.000%, 7/01/37	7/28 at 100.00	A	2,895,866
3,825	Jackson, Tennessee, Hospital Revenue Bonds, Jackson-Madison County General Hospital Project, Refunding 2015, 5.000%, 4/01/36	4/25 at 100.00	A	4,331,124
2,885	Jackson, Tennessee, Hospital Revenue Bonds, Jackson-Madison County General Hospital Project, Series 2018A, 5.000%, 4/01/41	10/28 at 100.00	A	3,511,997
1,000	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Mountain States Health Alliance, Series 2012A, 5.000%, 8/15/42	8/22 at 100.00	A	1,044,540
4,000	Knox County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc, Series 2016, 5.000%, 9/01/47	9/26 at 100.00	BBB	4,480,200
	Knox County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc, Series 2017:
310	5.000%, 4/01/36	4/27 at 100.00	BBB	360,846
2,000	4.000%, 4/01/36	4/27 at 100.00	BBB	2,185,760
	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Covenant Health, Refunding Series 2016A:
2,955	5.000%, 1/01/36	1/27 at 100.00	A+	3,497,804
5,815	5.000%, 1/01/47	1/27 at 100.00	A+	6,748,540
7,500	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, East Tennessee Children's Hospital, Series 2019, 4.000%, 11/15/43	2/29 at 100.00	A	8,488,500
	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A:
2,740	5.000%, 7/01/35	7/26 at 100.00	Aa1	3,242,817
1,165	5.000%, 7/01/40	7/26 at 100.00	Aa1	1,366,895
5,000	5.000%, 7/01/46	7/26 at 100.00	Aa1	5,805,250
16

Nuveen Tennessee Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 385	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2017A, 5.000%, 7/01/48	7/27 at 100.00	A3	$ 454,789
49,700	Total Health Care			57,499,400
	Housing/Multifamily – 3.7%
5,225	Hendersonville Industrial Development Board, Tennessee, Multifamily Housing Revenue Bonds, Hickory Pointe Poject, Series 2010, 4.875%, 12/01/25	No Opt. Call	AA+	6,224,490
1,390	Kingsport Industrial Development Board, Tennessee, Multifamily Housing Revenue Bonds, Model City Apartments Project, Series 2009, 5.000%, 7/20/29	12/20 at 100.00	N/R	1,391,390
1,355	McMinnville-Warren County Industrial Development Board, Tennessee, Multifamily Housing Revenue Bonds, Beersheba Heights Towers, Series 2009, 5.500%, 11/20/39	12/20 at 100.00	N/R	1,378,130
4,830	Metropolitan Governemnt of Nashville & Davidson County Health and Educational Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Parkwood Villa Apartments Project, Series 2010, 4.600%, 3/01/40 (Mandatory Put 3/01/25)	12/20 at 100.00	AA+	4,843,283
12,800	Total Housing/Multifamily			13,837,293
	Long-Term Care – 1.6%
1,000	Blount County Health and Educational Facilites Board, Tennessee, Revenue Refunding Bonds, Asbury, Inc, Series 2016A, 5.000%, 1/01/37	1/25 at 102.00	N/R	770,950
	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Blakeford at Green Hills, Refunding & Improvement Series 2012:
1,500	5.000%, 7/01/27	7/22 at 100.00	BBB-	1,558,920
1,340	5.000%, 7/01/32	7/22 at 100.00	BBB-	1,380,830
1,210	5.000%, 7/01/37	7/22 at 100.00	BBB-	1,241,012
1,100	Shelby County Health, Educational and Housing Facility Board, Tennessee, Residential Care Facility Mortgage Revenue Bonds, The Village at Germantown, Series 2014, 5.250%, 12/01/44	12/24 at 100.00	BBB-	1,151,986
6,150	Total Long-Term Care			6,103,698
	Tax Obligation/General – 6.3%
2,920	Blount County, Tennessee, General Obligation Bonds, Refunding Series 2016B, 5.000%, 6/01/33	6/26 at 100.00	AA+	3,543,508
	Franklin Special School District, Williamson County, Tennessee, General Obligation Bonds, School Improvement Series 2019:
1,000	5.000%, 6/01/37	6/29 at 100.00	Aa1	1,296,880
1,000	5.000%, 6/01/38	6/29 at 100.00	Aa1	1,292,580
4,000	Memphis, Tennessee, General Obligation Bonds, Refunding General Improvement Series 2011, 5.000%, 5/01/36	5/21 at 100.00	AA	4,069,400
585	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Refunding & Improvement Series 2010A, 5.000%, 7/01/25	12/20 at 100.00	AA	586,474
2,500	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Tender Option Bond Trust 2015-XF0224, 17.923%, 7/01/27, 144A (IF) (5)	7/23 at 100.00	AA	3,684,075
600	Montgomery County, Tennessee, General Obligation Bonds, School & Public Improvement Series 2011, 5.000%, 4/01/21	No Opt. Call	AA	609,492
17

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 3,050	Sumner County, Tennessee, General Obligation Bonds, Refunding Series 2011, 5.000%, 6/01/23	6/21 at 100.00	AA+	$3,122,712
	Tennessee State, General Obligation Bonds, Series 2014A:
1,000	5.000%, 9/01/33	9/24 at 100.00	AAA	1,154,370
675	5.000%, 9/01/34	9/24 at 100.00	AAA	777,850
	Tennessee State, General Obligation Bonds, Series 2015A:
1,535	5.000%, 8/01/34	8/25 at 100.00	AAA	1,831,639
1,250	5.000%, 8/01/35	8/25 at 100.00	AAA	1,487,762
20,115	Total Tax Obligation/General			23,456,742
	Tax Obligation/Limited – 16.1%
2,500	Bristol Industrial Development Board, Tennessee, Tax Increment Revenue Bonds, Pinnacle Project, Series 2016, 5.625%, 6/01/35	6/26 at 100.00	N/R	2,577,925
6,000	Memphis & Shelby County Economic Development Growth Engine Industrial Development Board, Tennessee, Tourism Development Zone Revenue Bonds, Refunding Series 2017B, 5.000%, 11/01/30	11/26 at 100.00	AA	7,355,100
235	Memphis/Shelby County Economic Development Growth Engine Industrial Development Board, Tennessee, Tax Increment Revenue Bonds, Graceland Project, Senior Series 2017A, 4.750%, 7/01/27	No Opt. Call	N/R	221,650
2,000	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena Project, Junior Subordinate Lien Series 2002E, 0.000%, 4/01/34	12/20 at 45.63	N/R	912,440
1,035	Metropolitan Government Nashville & Davidson County Convention Center Authority, Tennessee, Tourism Tax Revenue Bonds, Series 2010A-1, 5.000%, 7/01/26	12/20 at 100.00	A+	1,038,498
	Nashville Metropolitan Development and Housing Agency, Tennessee, Tax increment Bonds, Fifth & Broadway Development Project, Series 2018:
700	4.500%, 6/01/28, 144A	No Opt. Call	N/R	737,499
570	5.125%, 6/01/36, 144A	6/28 at 100.00	N/R	607,443
4,250	Pigeon Forge Industrial Development Board, Tennessee, Revenue Bonds, Public Facility, Series 2011, 5.000%, 6/01/34	6/21 at 100.00	AA	4,333,130
6,968	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1, 4.500%, 7/01/34	7/25 at 100.00	N/R	7,470,602
1,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured Cofina Project Series 2019A-2A, 4.550%, 7/01/40	7/28 at 100.00	N/R	1,083,630
	Tennessee State School Bond Authority, Higher Educational Facilities Second Program Bonds, Refunding Series 2015B:
4,160	5.000%, 11/01/33 (UB) (5)	11/25 at 100.00	AA+	5,009,597
6,225	5.000%, 11/01/34 (UB) (5)	11/25 at 100.00	AA+	7,483,010
1,500	5.000%, 11/01/35	11/25 at 100.00	AA+	1,799,115
1,295	5.000%, 11/01/40	11/25 at 100.00	AA+	1,539,483
5,000	5.000%, 11/01/40 (UB) (5)	11/25 at 100.00	AA+	5,943,950
10,000	5.000%, 11/01/45 (UB) (5)	11/25 at 100.00	AA+	11,809,000
53,438	Total Tax Obligation/Limited			59,922,072
18

Nuveen Tennessee Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation – 6.3%
	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Refunding Series 2020A:
$ 1,040	4.000%, 7/01/35	7/30 at 100.00	A2	$1,248,198
450	4.000%, 7/01/36	7/30 at 100.00	A2	539,357
455	4.000%, 7/01/37	7/30 at 100.00	A2	543,538
375	4.000%, 7/01/38	7/30 at 100.00	A2	447,383
635	4.000%, 7/01/39	7/30 at 100.00	A2	755,123
5,750	Metropolitan Nashville Airport Authority, Tennessee, Airport Revenue Bonds, Improvement Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	A1	6,579,552
	Metropolitan Nashville Airport Authority, Tennessee, Airport Revenue Bonds, Subordinate Series 2019A:
3,165	4.000%, 7/01/49	7/30 at 100.00	A2	3,570,405
5,350	4.000%, 7/01/54	7/30 at 100.00	A2	6,005,749
2,000	Metropolitan Nashville Airport Authority, Tennessee, Airport Revenue Bonds, Subordinate Series 2019B, 5.000%, 7/01/44 (AMT)	7/30 at 100.00	A2	2,468,440
1,345	Metropolitan Nashville Airport Authority, Tennessee, Special Facility Revenue Bonds, Aero Nashville LLC Project, Refunding Series 2010, 5.200%, 7/01/26	12/20 at 100.00	Baa3	1,346,022
20,565	Total Transportation			23,503,767
	U.S. Guaranteed – 14.0% (6)
	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds, Catholic Health Initiatives, Series 2013A:
1,500	5.000%, 1/01/33 (Pre-refunded 1/01/23)	1/23 at 100.00	BBB+	1,642,485
1,000	5.250%, 1/01/45 (Pre-refunded 1/01/23)	1/23 at 100.00	BBB+	1,100,160
	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Refunding and Improvement Bonds, Johnson City Medical Center, Series 1998C:
150	5.125%, 7/01/25 (Pre-refunded 7/01/23) – NPFG Insured	7/23 at 100.00	N/R	152,633
2,735	5.125%, 7/01/25 – NPFG Insured (ETM)	12/20 at 100.00	Baa2	2,977,266
9,570	5.250%, 7/01/28 – NPFG Insured (ETM)	12/20 at 100.00	Baa2	10,427,376
3,000	Knox-Chapman Utility District of Knox County, Tennessee, Water and Sewer Revenue Bonds, Series 2011, 5.250%, 1/01/36 (Pre-refunded 1/01/21)	1/21 at 100.00	AA-	3,012,450
950	Loudon, Tennessee, Water and Sewer Revenue Refunding Bonds, Series 2012A, 4.000%, 3/01/22 (AMT) (ETM)	No Opt. Call	A+	975,574
18,670	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Subordinate Lien Revenue Bonds, Volunteer Healthcare Systems Inc, Series 1988, 0.000%, 6/01/21 (ETM)	No Opt. Call	N/R	18,641,248
495	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Refunding Series 2012, 5.000%, 7/01/23 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R	532,229
1,000	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Methodist Le Bonheur Healthcare, Series 2012, 5.000%, 5/01/42 (Pre-refunded 5/01/22)	5/22 at 100.00	A1	1,065,820
3,525	Shelby County Health, Educational and Housing Facility Board, Tennessee, Educational Facilities Revenue Bonds, Rhodes College, Series 2011, 5.500%, 8/01/40 (Pre-refunded 8/01/21)	8/21 at 100.00	A2	3,646,472
19

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$ 1,500	Shelby County Health, Educational and Housing Facility Board, Tennessee, Residential Care Facility Mortgage Revenue Bonds, The Village at Germantown, Series 2012, 5.250%, 12/01/42 (Pre-refunded 12/01/22)	12/22 at 100.00	BBB-	$1,647,735
1,000	Tennessee State, General Obligation Bonds, Series 2011A, 5.000%, 10/01/30 (Pre-refunded 10/01/21)	10/21 at 100.00	AAA	1,039,640
	Watauga River Regional Water Authority, Tennessee, Waterworks Revenue Bonds, Series 2012:
500	5.000%, 7/01/34 (Pre-refunded 7/01/22)	7/22 at 100.00	A	536,365
4,385	5.000%, 7/01/42 (Pre-refunded 7/01/22)	7/22 at 100.00	A	4,703,921
49,980	Total U.S. Guaranteed			52,101,374
	Utilities – 33.1%
	Chattanooga, Tennessee, Electric System Enterprise Revenue Bonds, Series 2015A:
500	5.000%, 9/01/31	9/25 at 100.00	AA+	602,945
1,750	5.000%, 9/01/32	9/25 at 100.00	AA+	2,102,117
	Clarksville Natural Gas Acquisition Corporation, Tennessee, Natural Gas Revenue Bonds, Series 2006:
2,725	5.000%, 12/15/20 – SYNCORA GTY Insured	No Opt. Call	A+	2,729,387
8,775	5.000%, 12/15/21 – SYNCORA GTY Insured	No Opt. Call	A+	9,175,052
665	Clarksville, Tennessee, Electric System Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/27	9/24 at 100.00	Aa2	778,329
510	DeKalb Utility District, DeKalb County, Tennessee, Waterworks Revenue Bonds, Refunding Series 2017, 3.500%, 4/01/42	4/26 at 100.00	A	553,294
	Gallatin, Tennessee, Water and Sewer Revenue Bonds, Refunding & Improvement Series 2015:
1,655	5.000%, 1/01/31	1/25 at 100.00	AA	1,924,666
1,270	5.000%, 1/01/38	1/25 at 100.00	AA	1,459,979
1,375	Hallsdale-Powell Utility District, Knox County, Tennessee, Water and Sewer Revenue Bonds, Refunding & Improvement Series 2019, 4.000%, 4/01/39	4/29 at 100.00	AA	1,638,354
	Hallsdale-Powell Utility District, Knox County, Tennessee, Water and Sewer Revenue Bonds, Refunding Series 2018:
1,000	4.000%, 4/01/35	4/26 at 100.00	AA	1,135,150
1,415	4.000%, 4/01/38	4/26 at 100.00	AA	1,594,875
1,500	Harpeth Valley Utilities District, Davidson and Williamson Counties, Tennessee, Utilities Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/25	No Opt. Call	AA+	1,834,065
	Harpeth Valley Utilities District, Davidson and Williamson Counties, Tennessee, Utilities Revenue Bonds, Refunding Series 2016:
2,870	5.000%, 9/01/34	9/25 at 100.00	AA+	3,430,138
4,785	5.000%, 9/01/42	9/25 at 100.00	AA+	5,644,147
6,000	Harpeth Valley Utilities District, Davidson and Williamson Counties, Tennessee, Utilities Revenue Bonds, Series 2014, 5.000%, 9/01/44	9/24 at 100.00	AA+	6,835,500
670	Jackson Energy Authority, Tennessee, Gas System Revenue Bonds, Refunding & Improvement Series 2015, 5.000%, 6/01/28	6/25 at 100.00	Aa2	799,183
20

Nuveen Tennessee Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Jackson Energy Authority, Tennessee, Water System Revenue Bonds, Series 2012:
$ 270	5.000%, 12/01/24	No Opt. Call	Aa3	$318,138
140	5.000%, 12/01/25	No Opt. Call	Aa3	170,978
175	5.000%, 12/01/26	No Opt. Call	Aa3	219,410
	Johnson City Energy Authority, Tennessee, Electric System Revenue Bonds, Series 2017:
1,000	5.000%, 5/01/28	5/27 at 100.00	Aa2	1,273,930
1,000	5.000%, 5/01/29	5/27 at 100.00	Aa2	1,262,770
1,315	Knox-Chapman Utility District of Knox County, Tennessee, Water and Sewer Revenue Bonds, Refunding and Improvement Series 2015, 5.000%, 1/01/31	1/25 at 100.00	AA-	1,529,266
	Knox-Chapman Utility District of Knox County, Tennessee, Water and Sewer Revenue Bonds, Refunding and Improvement Series 2017:
1,475	4.000%, 1/01/32	1/26 at 100.00	AA-	1,678,624
1,000	4.000%, 1/01/35	1/26 at 100.00	AA-	1,129,640
1,525	Knoxville, Tennessee, Water System Revenue Bonds, Series 2013Z, 5.000%, 3/01/44	3/21 at 100.00	AAA	1,540,189
	Loudon, Tennessee, Water and Sewer Revenue Refunding Bonds, Series 2012A:
1,000	4.000%, 3/01/28 (AMT)	3/22 at 100.00	A+	1,036,610
2,000	5.000%, 3/01/32 (AMT)	3/22 at 100.00	A+	2,107,820
4,730	Memphis, Tennessee, Electric System Revenue Bonds, Memphis Light , Gas and Water Division Series 2020A, 4.000%, 12/01/50	12/30 at 100.00	Aa2	5,661,999
3,270	Memphis, Tennessee, Gas System Revenue Bonds, Memphis Light, Gas & Water Division, Series 2020, 4.000%, 12/01/50	12/30 at 100.00	Aa1	3,937,505
1,400	Memphis, Tennessee, Gas System Revenue Bonds, Series 2017, 5.000%, 12/01/31	12/27 at 100.00	Aa1	1,779,260
2,000	Memphis, Tennessee, Water System Revenue Bonds, Memphis Light, Gas & Water Divsion Series 2020, 4.000%, 12/01/50	12/30 at 100.00	AAA	2,422,520
10,000	Metropolitan Government of Nashville-Davidson County, Tennessee, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/15/36	5/21 at 100.00	AA+	10,189,900
5,000	Metropolitan Government of Nashville-Davidson County, Tennessee, Electric System Revenue Bonds, Series 2017A, 5.000%, 5/15/42	5/27 at 100.00	AA+	6,111,700
	Portland, Tennessee, Water and Sewer System Revenue Bonds, Series 2020:
1,225	4.000%, 4/01/35 – AGM Insured	4/30 at 100.00	AA	1,472,695
1,485	4.000%, 4/01/40 – AGM Insured	4/30 at 100.00	AA	1,756,042
3,785	The Tennessee Energy Acquisition Corporation, Gas Project Revenue Bonds, Series 2018, 4.000%, 11/01/49 (Mandatory Put 11/01/25)	8/25 at 100.22	A	4,345,634
	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A:
1,395	5.250%, 9/01/21	No Opt. Call	A	1,445,415
1,755	5.250%, 9/01/22	No Opt. Call	A	1,898,629
3,230	5.250%, 9/01/24	No Opt. Call	A	3,758,363
2,520	5.250%, 9/01/26	No Opt. Call	A	3,099,852
2,100	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	BBB	2,578,317
21

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C:
$ 100	5.000%, 2/01/21	No Opt. Call	A	$100,764
250	5.000%, 2/01/22	No Opt. Call	A	262,973
600	5.000%, 2/01/23	No Opt. Call	A	655,116
100	5.000%, 2/01/24	No Opt. Call	A	112,975
5,090	5.000%, 2/01/27	No Opt. Call	A	6,187,048
1,700	Watauga River Regional Water Authority, Tennessee, Waterworks Revenue Bonds, Series 2017, 4.000%, 7/01/37	7/27 at 100.00	A	1,958,264
500	West Knox Utility District of Knox County, Tennessee, Water and Sewer Revenue Bonds, Refunding & Improvement Series 2016, 5.000%, 6/01/41	6/24 at 100.00	AA+	567,525
4,995	West Wilson Utility District, Wilson County, Tennessee, Water Revenue Bonds, Refunding & Improvement Series 2015, 5.000%, 6/01/45	6/25 at 100.00	AA	5,830,764
820	White House Utility District, Robertson and Sumner Counties, Tennessee, Water and Sewer Revenue Bonds, Refunding Series 2020, 3.000%, 1/01/34	1/29 at 100.00	AA+	924,780
	Williamson County H B & TS Utility District, Tennessee, Waterworks Revenue Bonds, Series 2020:
265	5.000%, 9/01/30	9/29 at 100.00	AA	349,660
655	4.000%, 9/01/34	9/29 at 100.00	AA	796,447
310	4.000%, 9/01/41	9/29 at 100.00	AA	369,721
107,645	Total Utilities			123,078,424
	Water and Sewer – 6.4%
	Harpeth Valley Utilities District, Davidson and Williamson Counties, Tennessee, Utilities Revenue Bonds, Series 2020:
1,425	4.000%, 9/01/40 (UB) (5)	9/29 at 100.00	AA+	1,697,389
3,385	4.000%, 9/01/45 (UB) (5)	9/29 at 100.00	AA+	3,977,477
2,950	4.000%, 9/01/50 (UB) (5)	9/29 at 100.00	AA+	3,444,567
	Memphis, Tennessee, Sanitary Sewerage System Revenue Bonds, Refunding Series 2020B:
1,000	5.000%, 10/01/35 (UB) (5)	10/30 at 100.00	AA+	1,359,590
1,420	5.000%, 10/01/36 (UB) (5)	10/30 at 100.00	AA+	1,923,248
1,500	5.000%, 10/01/37 (UB) (5)	10/30 at 100.00	AA+	2,025,270
2,250	5.000%, 10/01/38 (UB) (5)	10/30 at 100.00	AA+	3,029,018
2,560	5.000%, 10/01/39 (UB) (5)	10/30 at 100.00	AA+	3,438,720
2,120	5.000%, 10/01/40 (UB) (5)	10/30 at 100.00	AA+	2,839,888
18,610	Total Water and Sewer			23,735,167
$ 358,478	Total Long-Term Investments (cost $379,812,693)			403,617,776
	Floating Rate Obligations – (9.1)%			(33,920,000)
	Other Assets Less Liabilities – 0.7%			2,601,196
	Net Assets – 100%			$ 372,298,972
22

Nuveen Tennessee Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2020
(Unaudited)
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.
23

Statement of Assets and Liabilities
November 30, 2020
(Unaudited)

Assets
Long-term investments, at value (cost $379,812,693)	$403,617,776
Receivable for:
Interest	4,712,129
Investments sold	45,000
Shares sold	231,255
Other assets	85,675
Total assets	408,691,835
Liabilities
Cash overdraft	1,354,223
Floating rate obligations	33,920,000
Payable for:
Dividends	108,995
Interest	53,796
Shares redeemed	476,545
Accrued expenses:
Management fees	150,657
Trustees fees	81,644
12b-1 distribution and service fees	58,198
Other	188,805
Total liabilities	36,392,863
Net assets	$372,298,972

Class A Shares
Net assets	$235,663,726
Shares outstanding	19,829,842
Net asset value ("NAV") per share	$ 11.88
Offering price per share (NAV per share plus maximum sales charge of 4.20% of offering price)	$ 12.40
Class C Shares
Net assets	$ 15,615,472
Shares outstanding	1,317,329
NAV and offering price per share	$ 11.85
Class C2 Shares
Net assets	$ 11,081,326
Shares outstanding	933,261
NAV and offering price per share	$ 11.87
Class I Shares
Net assets	$109,938,448
Shares outstanding	9,267,772
NAV and offering price per share	$ 11.86
Fund level net assets consist of:
Capital paid-in	$347,483,625
Total distributable earnings	24,815,347
Fund level net assets	$372,298,972
Authorized shares - per class	Unlimited
Par value per share	$ 0.01
See accompanying notes to financial statements.
24

Statement of Operations
Six Months Ended November 30, 2020
(Unaudited)

Investment Income	$ 7,254,313
Expenses
Management fees	930,124
12b-1 service fees - Class A Shares	235,897
12b-1 distribution and service fees - Class C Shares	78,860
12b-1 distribution and service fees - Class C2 Shares	53,784
Shareholder servicing agent fees	65,056
Interest expense	102,110
Custodian fees	26,046
Professional fees	30,788
Trustees fees	5,408
Shareholder reporting expenses	13,643
Federal and state registration fees	2,927
Reorganization expense	240,000
Other	4,097
Total expenses	1,788,740
Net investment income (loss)	5,465,573
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	638,497
Change in net unrealized appreciation (depreciation) of investments	5,301,226
Net realized and unrealized gain (loss)	5,939,723
Net increase (decrease) in net assets from operations	$11,405,296
See accompanying notes to financial statements.
25

Statement of Changes in Net Assets
(Unaudited)

	Six Months Ended 11/30/20	Year Ended 5/31/20
Operations
Net investment income (loss)	$ 5,465,573	$ 11,932,532
Net realized gain (loss) from investments	638,497	752,546
Change in net unrealized appreciation (depreciation) of investments	5,301,226	(3,377,160)
Net increase (decrease) in net assets from operations	11,405,296	9,307,918
Distributions to Shareholders
Dividends:
Class A Shares	(3,522,853)	(7,029,579)
Class C Shares	(171,983)	(376,080)
Class C2 Shares	(173,779)	(645,113)
Class I Shares	(1,758,795)	(3,547,056)
Decrease in net assets from distributions to shareholders	(5,627,410)	(11,597,828)
Fund Share Transactions
Proceeds from sale of shares	23,486,659	41,666,429
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,131,661	10,168,546
	27,618,320	51,834,975
Cost of shares redeemed	(36,960,604)	(69,629,218)
Net increase (decrease) in net assets from Fund share transactions	(9,342,284)	(17,794,243)
Net increase (decrease) in net assets	(3,564,398)	(20,084,153)
Net assets at the beginning of period	375,863,370	395,947,523
Net assets at the end of period	$372,298,972	$375,863,370
See accompanying notes to financial statements.
26

Financial Highlights
(Unaudited)
Tennessee
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (11/87)
2021(e)	$11.70	$0.17	$ 0.19	$ 0.36	$(0.18)	$ —	$(0.18)	$11.88
2020	11.77	0.36	(0.08)	0.28	(0.35)	—	(0.35)	11.70
2019	11.57	0.36	0.18	0.54	(0.34)	—	(0.34)	11.77
2018	11.87	0.35	(0.27)	0.08	(0.38)	—	(0.38)	11.57
2017	12.14	0.37	(0.26)	0.11	(0.38)	—	(0.38)	11.87
2016	11.85	0.41	0.26	0.67	(0.38)	—	(0.38)	12.14
Class C (02/14)
2021(e)	11.67	0.12	0.19	0.31	(0.13)	—	(0.13)	11.85
2020	11.74	0.27	(0.08)	0.19	(0.26)	—	(0.26)	11.67
2019	11.53	0.27	0.19	0.46	(0.25)	—	(0.25)	11.74
2018	11.83	0.26	(0.28)	(0.02)	(0.28)	—	(0.28)	11.53
2017	12.10	0.27	(0.25)	0.02	(0.29)	—	(0.29)	11.83
2016	11.81	0.31	0.27	0.58	(0.29)	—	(0.29)	12.10
Class C2 (10/93)
2021(e)	11.69	0.14	0.18	0.32	(0.14)	—	(0.14)	11.87
2020	11.76	0.30	(0.08)	0.22	(0.29)	—	(0.29)	11.69
2019	11.55	0.29	0.20	0.49	(0.28)	—	(0.28)	11.76
2018	11.85	0.29	(0.28)	0.01	(0.31)	—	(0.31)	11.55
2017	12.12	0.31	(0.26)	0.05	(0.32)	—	(0.32)	11.85
2016	11.83	0.34	0.27	0.61	(0.32)	—	(0.32)	12.12
Class I (02/97)
2021(e)	11.68	0.18	0.19	0.37	(0.19)	—	(0.19)	11.86
2020	11.75	0.39	(0.08)	0.31	(0.38)	—	(0.38)	11.68
2019	11.55	0.38	0.19	0.57	(0.37)	—	(0.37)	11.75
2018	11.85	0.38	(0.28)	0.10	(0.40)	—	(0.40)	11.55
2017	12.12	0.39	(0.25)	0.14	(0.41)	—	(0.41)	11.85
2016	11.83	0.43	0.27	0.70	(0.41)	—	(0.41)	12.12
27

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

3.07%	$235,664	0.96%*	0.90%*	2.90%*	10%
2.43	230,609	0.89	0.78	3.09	12
4.78	237,914	0.94	0.79	3.12	7
0.66	253,309	0.88	0.78	3.02	8
0.97	272,345	0.84	0.77	3.11	24
5.78	301,829	0.82	0.78	3.40	10

2.66	15,615	1.76*	1.70*	2.10*	10
1.60	16,299	1.69	1.58	2.29	12
4.02	17,372	1.74	1.59	2.32	7
(0.17)	20,028	1.68	1.58	2.21	8
0.16	21,735	1.64	1.57	2.32	24
4.95	19,186	1.61	1.57	2.56	10

2.78	11,081	1.51*	1.45*	2.36*	10
1.86	20,702	1.44	1.33	2.54	12
4.28	32,241	1.49	1.34	2.56	7
0.09	55,600	1.43	1.33	2.47	8
0.42	65,549	1.39	1.32	2.57	24
5.21	80,706	1.37	1.33	2.86	10

3.18	109,938	0.76*	0.70*	3.10*	10
2.64	108,253	0.69	0.58	3.29	12
5.01	108,421	0.74	0.59	3.32	7
0.86	107,137	0.68	0.58	3.21	8
1.18	109,366	0.64	0.57	3.32	24
6.00	82,111	0.62	0.58	3.59	10
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives and the interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(e)	For the six months ended November 30, 2020.
*	Annualized.
See accompanying notes to financial statements.
28

Notes to Financial Statements
(Unaudited)
1.  General Information
Trust and Fund Information
The Nuveen Multistate Trust III (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust is comprised of Nuveen Tennessee Municipal Bond Fund (“Tennessee”) (the “Fund”), as a diversified fund, among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.
The end of the reporting period for the Fund is November 30, 2020, and the period covered by these Notes to Financial Statements is the six months ended November 30, 2020 (the "current fiscal period”).
Investment Adviser and Sub-Adviser
The Fund's investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund's portfolio, manages the Fund's business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.
Fund Mergers
During May 2020, the Funds’ Board of Trustees (the “Board”) approved the merger of Tennessee (the Target Fund) into Nuveen All-American Municipal Bond Fund (the Acquiring Fund) (the Reorganization). During September 2020, shareholders of the Target Fund approved the Reorganization.
Upon the closing of the Reorganization, the Target Fund will transfer its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund. The Target Fund will then be liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of its Target Fund will become shareholders of the Acquiring Fund. Each Target Fund shareholder will receive shares of the Acquiring Fund, the aggregate net asset vaule (NAV) of which was equal to the aggregate NAV of the shares of the Target Fund held immediately prior to the Reorganization (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled).
The Reorganization was completed after the close of business on January 8, 2021.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A shares purchases of $250,000 or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge. The Fund will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purpose of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C and Class C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares are sold without an up-front sales charge.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund's normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Fund.
29

Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investment and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes the accretion of discounts and the amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Multiclass Operations and Allocations
Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative value of the settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.
Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Fund may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.
The Fund's investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 - Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Reference Rate Reform
In March 2020, FASB issued Accounting Standards Update ("ASU") 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only changes to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Fund may elect to apply the optional expedients as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the optional expedients, but is currently assessing the impact of the ASU’s adoption to the Fund's financial statements and various filings.
3.  Investment Valuation and Fair Value Measurements
The Fund's investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
30

Notes to Financial Statements (Unaudited) (continued)
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund's major classifications of assets and liabilities measured at fair value follows:
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2.
Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Fund's investments as of the end of the reporting period, based on the inputs used to value them:
	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$403,617,776	$ —	$403,617,776

*	Refer to the Fund's Portfolio of Investments for industry classifications.
4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
The Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of the Fund. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as the Fund. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by the Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). The Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
31

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB)  –  Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF)  –  Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by the Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations Outstanding
Floating rate obligations: self-deposited Inverse Floaters	$33,920,000
Floating rate obligations: externally-deposited Inverse Floaters	7,500,000
Total	$41,420,000
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rates and fees related to self-deposited Inverse Floaters, were as follows:
Self-Deposited Inverse Floaters
Average floating rate obligations outstanding	$27,473,005
Average annual interest rate and fees	0.70%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
The Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
32

Notes to Financial Statements (Unaudited) (continued)
As of the end of the reporting period, the Fund's maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations - Recourse Trusts
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$33,920,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	7,500,000
Total	$41,420,000
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period, were as follows:

Purchases	$42,264,065
Sales and maturities	38,668,014
The Fund may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. If the Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
In addition to the inverse floating rate securities in which the Fund may invest, which are considered portfolio securities for financial reporting purposes, the Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Fund is authorized to invest in derivative instruments, and may do so in the future, it did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
33

5.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Six Months Ended 11/30/20		Year Ended 5/31/20
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,092,863	$ 12,905,370	1,753,464	$ 20,712,418
Class A – automatic conversion of Class C2 Shares	65,726	777,848	17,748	207,975
Class C	92,239	1,087,413	147,079	1,729,748
Class C2	3,197	37,595	4,001	47,200
Class I	735,230	8,678,433	1,612,045	18,969,088
Shares issued to shareholders due to reinvestment of distributions:
Class A	214,380	2,538,236	514,741	6,074,712
Class C	11,374	134,332	29,429	346,469
Class C2	10,939	129,431	47,305	558,159
Class I	112,514	1,329,662	270,700	3,189,206
	2,338,462	27,618,320	4,396,512	51,834,975
Shares redeemed:
Class A	(1,248,895)	(14,755,225)	(2,794,791)	(32,966,117)
Class C	(182,659)	(2,153,870)	(260,127)	(3,065,058)
Class C2	(785,687)	(9,265,288)	(1,005,076)	(11,850,694)
Class C2 – automatic conversion to Class A Shares	(65,781)	(777,848)	(17,763)	(207,975)
Class I	(847,101)	(10,008,373)	(1,843,541)	(21,539,374)
	(3,130,123)	(36,960,604)	(5,921,298)	(69,629,218)
Net increase (decrease)	(791,661)	$ (9,342,284)	(1,524,786)	$(17,794,243)
6.  Income Tax Information
The Fund is a separate taxpayer for federal income tax purposes. The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Fund. Net realized capital gains and ordinary income distributions paid by the Fund are are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.
The table below presents the cost and unrealized appreciation (depreciation) of the Fund's investment portfolio, as determined on a federal income tax basis, as of November 30, 2020.

Tax cost of investments	$344,800,370
Gross unrealized:
Appreciation	$ 25,723,173
Depreciation	(825,765)
Net unrealized appreciation (depreciation) of investments	$ 24,897,408
Permanent differences, primarily due to taxable market discount, resulted in reclassifications among the Fund's components of net assets as of May 31, 2020, the Fund's last tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2020, the Fund's last tax year end, were as follows:
34

Notes to Financial Statements (Unaudited) (continued)

Undistributed net tax-exempt income[1]	$1,598,959
Undistributed net ordinary income[2]	255,993
Undistributed net long-term capital gains	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2020 through May 31, 2020, and paid on June 1, 2020.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Fund's last tax year ended May 31, 2020 was designated for purposes of the dividends paid deduction as follows:

Distributions from net tax-exempt income	$11,597,828
Distributions from net ordinary income[2]	—
Distributions from net long-term capital gains	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
As of May 31, 2020, the Fund's last tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Not subject to expiration:
Short-term	$ 852,970
Long-term	552,634
Total	$1,405,604
As of May 31, 2020, the Fund's last tax year end, the Fund utilized $752,546 of its capital loss carryforward.
7.  Management Fees and Other Transactions with Affiliates
Management Fees
The Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.
The Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables the Fund’s shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, is calculated according to the following schedule:
Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	0.3500%
For the next $125 million	0.3375
For the next $250 million	0.3250
For the next $500 million	0.3125
For the next $1 billion	0.3000
For the next $3 billion	0.2750
For the next $5 billion	0.2500
For net assets over $10 billion	0.2375
35

The annual complex-level fee, payable monthly, is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of November 30, 2020, the complex-level fee for the Fund was 0.1561%.
Distribution and Service Fees
The Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.20% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C2 Shares incur a 0.55% annual 12b-1distribution fee and a 0.20% annual 12b-1 service fee. Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Fund and establishing and maintaining shareholder accounts.
Other Transactions with Affiliates
The Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board ("cross-trade"). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.
During the current fiscal period, the Fund did not engage in cross-trades pursuant to these procedures.
During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected	$73,829
Paid to financial intermediaries	66,433
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances	$23,343
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
36

Notes to Financial Statements (Unaudited) (continued)

12b-1 fees retained	$7,358
The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

CDSC retained	$3,042
8.  Borrowing Arrangements
Committed Line of Credit
The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.405 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multifactor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2021 unless extended or renewed.
The credit facility has the following terms: a 0.10% upfront fee, 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% (1.00% prior to June 24, 2020) per annum or (b) the Fed Funds rate plus 1.25% (1.00% prior to June 24, 2020) per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the Fund did not utilize this facility.
9.  Subsequent Events
Class C Shares and C2 Shares
Effective March 1, 2021, Class C and Class C2 Shares will automatically convert to Class A Shares eight years after purchase.
37

Additional Fund Information
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how the fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
38

Glossary of Terms Used in this Report
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.
Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either directly through certain borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The calculation of the Effective Leverage Ratio reflects borrowings effected on a long-term basis for investment purposes, but excludes borrowings that may occur, on a transient basis, in connection with a Fund’s day-to-day operations primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades.
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
Lipper Other States Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Municipal Debt Funds Classification. Shareholders should note that the performance of the Lipper Other States Municipal Debt Funds Classification Average represents the overall average of returns for funds from multiple states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Pre-Refundings: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher
39

yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.
40

Notes
41

Notes
42

Notes
43

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com    MSA-TN-1120P1466052-INV-B-01/22

ITEM 2.	CODE OF ETHICS.

Not applicable to this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	See Portfolio of Investments in Item 1.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a	)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a	)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a	)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a	)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b	)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust III

By (Signature and Title)	/s/ Mark J. Czarniecki
Mark J. Czarniecki
Vice President and Secretary

Date: February 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher E. Stickrod
Christopher E. Stickrod
Chief Administrative Officer
(principal executive officer)

Date: February 5, 2021

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham Vice President and Controller (principal financial officer)

Date: February 5, 2021